                                                                   EXHIBIT 10.20


                                 OFFICE LEASE


                                by and between


                          SEOC I LIMITED PARTNERSHIP,
                        an Arizona limited partnership,

                                  "LANDLORD"

                                      and

                            CBT SYSTEMS USA, LTD.,
                            a Delaware corporation
                                   "TENANT"



                              December 31, 1997



                            EXECUTIVE OFFICE CENTER

                              Scottsdale Airpark
                       16100 North Greenway/Hayden Loop
                           Scottsdale, Arizona 85260

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                               TABLE OF CONTENTS
                               -----------------

                                                                      Page
                                                                      ----
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1.   BASIC PROVISIONS................................................   1
2.   LEASED PREMISES; NO ADJUSTMENTS.................................   2
3.   LEASE TERM; COMMENCEMENT DATE...................................   3
4.   SECURITY DEPOSIT................................................   3
5.   RENT; RENT TAX; ADDITIONAL RENT.................................   4
6.   OPERATING COSTS.................................................   4
7.   CONDITION, REPAIRS AND ALTERATIONS..............................   7
8.   SERVICES........................................................   8
9.   LIABILITY AND PROPERTY INSURANCE................................   9
10.  RECONSTRUCTION..................................................  11
11.  WAIVER OF SUBROGATION...........................................  12
12.  LANDLORD'S RIGHT TO PERFORM TENANT OBLIGATIONS..................  13
13.  DEFAULT AND REMEDIES............................................  13
14.  LATE PAYMENTS...................................................  15
15.  ABANDONMENT AND SURRENDER.......................................  15
16.  INDEMNIFICATION AND EXCULPATION.................................  15
17.  ENTRY BY LANDLORD...............................................  16
18.  RESERVED........................................................  17
19.  ASSIGNMENT AND SUBLETTING.......................................  17
20.  USE OF LEASED PREMISES AND RUBBISH REMOVAL......................  18
21.  SUBORDINATION AND ATTORNMENT....................................  19
22.  ESTOPPEL CERTIFICATE............................................  20
23.  SIGNS...........................................................  20
24.  PARKING.........................................................  20
25.  LIENS...........................................................  21
26.  HOLDING OVER....................................................  21
27.  ATTORNEYS' FEES.................................................  21
28.  RESERVED RIGHTS OF LANDLORD.....................................  21
29.  EMINENT DOMAIN..................................................  22
30.  NOTICES.........................................................  23
31.  RULES AND REGULATIONS...........................................  23
32.  ACCORD AND SATISFACTION.........................................  23
33.  BANKRUPTCY OF TENANT............................................  23
34.  HAZARDOUS MATERIALS.............................................  25
35.  MISCELLANEOUS...................................................  27
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                                       i

                                 OFFICE LEASE

                              1.  BASIC PROVISIONS
                                  ----------------
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
1.1             Date:                           December 31, 1997
                ----                                     --

1.2             Landlord:                       SEOC I Limited Partnership, an Arizona limited
                --------                        partnership


1.3             Landlord's Address:             c/o Cavan Investments, Ltd.
                -------------------             15880 North Greenway/Hayden Loop, Suite 700
                                                Phoenix, Arizona 85260
                                                Attention:  Mr. Steven E. Barger


1.4             Tenant:                         CBT Systems USA, Ltd., a Delaware corporation
                ------

1.5             Tenant's Address:
                ----------------

                (a)  Prior to Commencement
                     ---------------------
                     Date:                      1005 Hamilton Court
                     ----                       Menlo Park, California 94025
                                                Attention:  CFO and General Counsel


                (b)  Subsequent to
                     -------------
                     Commencement Date:         To the address set forth in Section 1.5(a) and to:
                     -----------------                                      --------------
                                                16100 North Greenway-Hayden Loop
                                                Suite 800 (Building E)
                                                Scottsdale, Arizona 85260
                                                Attention:  General Manager

1.6             Project:                        The parcel of real estate commonly known as Executive Office
                -------                         Center, located in Scottsdale, Maricopa County,
                                                Arizona, legally described on Exhibit "A"
                                                                              -----------
                                                attached hereto and incorporated herein by this
                                                reference, together with the office buildings
                                                now or hereafter situated thereon, the
                                                landscaping, parking facilities and all other
                                                improvements and appurtenances thereto.


1.7             Building:                       That certain office building known as Executive
                --------                        Office Center located at 16100 North Greenway-
                                                Hayden Loop, Scottsdale Airpark, Scottsdale,
                                                Maricopa County, Arizona 85260, and situated on
                                                the Project.


1.8             Leased Premises:                25,571 rentable square feet of office space commonly
                ---------------                 known as Suite 800 (Building E), as outlined on
                                                the Floor Plan attached hereto as Exhibit "B".



1.9             Permitted Use:                  General office, warehousing, research and
                -------------                   development, shipping, receiving, and storage.


1.10            Lease Term:                     5 years and 1 month.
                ----------

1.11            Scheduled Commencement Date
                ---------------------------
                and Expiration Date:            April 1, 1998 and April 30, 2003.
                -------------------

1.12            Annual Basic Rent:              LEASE MONTH 1:  No charge for Basic Rent.
                -----------------
                                                LEASE MONTHS 2-37: $30,898.29 per month based
                                                upon a rental rate of $14.50 per rentable square foot.

                                                LEASE MONTHS 38-61:  $32,496.48 per month based
                                                upon a rental rate of $15.25 per rentable square foot.


1.13            Security Deposit:               $30,898.29
                ----------------
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1.14            Building Hours:                   7:00 a.m. to 6:00 p.m., Monday through Friday, and
                --------------                    8:00 a.m. to 12:00 p.m. on Saturday,
                                                  excluding recognized federal, state and local holidays.


1.15            Parking Spaces:                   152 parking spaces, of which, at Tenant's election, up
                --------------                    to 25 are covered reserved and the balance are uncovered unreserved, increased to 203 total spaces if the premises currently occupied by the Mayo Clinic is vacated, and increased pro rata if Tenant leases additional premises in the Project. Tenant shall make its election to use the covered reserved parking spaces by executing the Parking
                                                  License in the form of Exhibit "D" attached hereto.
                                                                         ----------

1.16            Parking Charge:                   $25.00 per covered reserved space per month.
                --------------

1.17            Guarantors:                       None.
                ----------

1.18            Broker:                           Lee & Associates and CB Commercial.
                ------

1.19            Exhibits:                         A = Legal Description of the Project
                --------                          B = Floor Plan
                                                  C = Memorandum of Commencement Date
                                                  D = Reserved Covered Parking License
                                                  E = Reserved.
                                                  F = Unreserved Parking License
                                                  G = Work Letter
                                                  H = Building Rules and Regulations
                                                  I = Loading Zone Site Plan


1.20           Loading Zone:                      2 parking spaces designated as loading zone and
               ------------                       depicted on the loading zone exhibit attached hereto
                                                  as Exhibit "I".
                                                     -----------


1.21            Riders:                           1 = Option to Extend
                ------
                                                  2 = Right of First Refusal
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                      2.  LEASED PREMISES; NO ADJUSTMENTS
                          -------------------------------

     2.1  Leased Premises.  Landlord hereby leases to Tenant, and Tenant hereby
          ---------------
leases and accepts from Landlord, the Leased Premises, upon the terms and conditions set forth in this Lease and any modifications, supplements or addenda hereto (the "Lease"), including the Basic Provisions of Article 1 which are
             -----                                      ---------
incorporated herein by this reference, together with the nonexclusive right to use, in common with Landlord and others, the Building Common Areas (defined below) and the Project Common Areas (defined below). For the purposes of this Lease, the term "Building Common Areas" means common hallways, corridors,
                 ---------------------
walkways and footpaths, foyers and lobbies, bathrooms and janitorial closets, electrical and telephone closets, landscaped areas, and such other areas within or adjacent to the Building which are subject to or are designed or intended solely for the common enjoyment, use and/or benefit of the tenants of the Building. The term "Project Common Areas" means common walkways, footpaths,
                     --------------------
driveways, parking areas, service areas, landscaped areas, and such other areas within or adjacent to the Project which are subject to or are designed or intended solely for the common enjoyment, use and/or benefit of the tenants of the Project. The Building Common Areas and Project Common Areas shall consist of at least those areas that are currently designated as such by Landlord. Tenant shall have the nonexclusive right to use those spaces depicted on the Loading Zone Site Plan attached hereto as Exhibit "I".
                                          -----------

     2.2  Adjustments.  The Annual Basic Rent at the Commencement Date (as
          -----------
hereinafter defined) is based on the Leased Premises containing the rentable square footage set forth in Article 1.8 above. If the actual rentable square
                            -----------
footage of the Leased Premises is more or less than the square footage set forth in Article 1.8 above (to be computed in accordance with BOMA standards after
   -----------
completion of the Leased Premises, by McCarthy Nordberg), the Annual Basic Rent shall be increased or decreased in accordance with the rental rate set forth in

Article 1.12 above.
------------

                       3.  LEASE TERM; COMMENCEMENT DATE
                           -----------------------------

     3.1  Lease Term.  The Lease Term shall begin on the Commencement Date and
          ----------
shall be for the period set forth in Article 1.10 above, plus any period of less
                                     ------------
than one (1) month between the Commencement Date and the first day of the next succeeding calendar month, unless sooner terminated in accordance with the further provisions of this Lease.

     3.2  Commencement Date.  The Commencement Date shall mean the date by which
          -----------------
(a) Landlord has Substantially Completed the Tenant Improvements (as defined in Exhibit "G") in accordance with this Lease, (b) Landlord has delivered
-----------
possession of the Leased Premises to Tenant in the condition required herein, and (c) Tenant has had a period of not less than seven (7) business days to install its fixtures, furniture and equipment. The Expiration Date shall be adjusted based on the actual Commencement Date.

     3.3  Memorandum of Commencement Date.  Landlord and Tenant shall, within
          -------------------------------
ten (10) days after the Commencement Date, execute a declaration in the form of Exhibit "C" attached hereto specifying the Commencement Date should the
-----------
Commencement Date be a date  other than the Scheduled Commencement Date.

     3.4  Delay in Commencement Date.  In the event Landlord shall be unable,
          --------------------------
for any reason, to deliver possession of the Leased Premises to Tenant on the Scheduled Commencement Date, Landlord shall not be liable for any loss or damage occasioned thereby, nor shall such inability affect the validity of this Lease or the obligations of Tenant. In such event, Tenant shall not be obligated to pay Annual Basic Rent or Additional Rent or perform any other obligations hereunder until the Commencement Date. In the event the Commencement Date has not occurred for any reason within thirty (30) days after the Scheduled Commencement Date, other than due to Tenant Delays, then, in addition to Tenant's other rights or remedies, the date Tenant is otherwise obligated to commence payment of Rent shall be delayed by one day for each day that the Commencement Date is delayed beyond such date, or, at Tenant's election, Tenant shall have the right to terminate this Lease by delivering written notice of termination to Landlord at any time within thirty (30) days after the expiration of such thirty (30) day period. Such termination shall be effective thirty (30) days after receipt by Landlord of Tenant's notice of termination. Upon a termination of this Lease pursuant to the provisions of this Article 3.4, the
                                                             -----------
parties shall have no further obligations or liabilities to the other and Landlord shall promptly return any monies previously deposited or paid by Tenant.

     3.5  Lease Year.  Each "Lease Year" shall be a period of twelve (12)
          ----------         ----------
consecutive calendar months, the first Lease Year beginning on the Commencement Date or on the first day of the calendar month next succeeding the Commencement Date if the Commencement Date is not on the first day of a calendar month. Each Lease Year after the first Lease Year shall begin on the calendar day next succeeding the expiration of the immediately preceding Lease Year.

                              4.  SECURITY DEPOSIT
                                  ----------------

     Tenant shall pay to Landlord, upon the execution of this Lease, the Security Deposit set forth in Article 1.13 above as security for the performance
                              ------------
by Tenant of its obligations under this Lease, which amount shall be returned to Tenant after the expiration or earlier termination of this Lease, provided that Tenant shall have fully performed all of its obligations contained in this Lease. The Security Deposit, at the election of Landlord, may be retained by Landlord as and for its full damages or may be applied in reduction of any loss and/or damage sustained by Landlord by reason of the occurrence of any Event of Default by Tenant under this Lease without the waiver of any other right or remedy available to Landlord at law, in equity or under the terms of this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written notice from Landlord, deposit with Landlord immediately available funds in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. Tenant acknowledges and agrees that in the event Tenant shall file a voluntary petition pursuant to the Bankruptcy Code or any successor thereto, or if an involuntary petition is filed against Tenant pursuant to the Bankruptcy Code or any successor thereto and such involuntary petition is not dismissed within sixty (60) days, then Landlord may apply the Security Deposit towards those obligations of Tenant to Landlord which accrued prior to the filing of such petition. Tenant acknowledges further that the Security Deposit may be commingled with Landlord's other funds and that Landlord shall be entitled to retain any interest earnings thereon. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest, whereupon Landlord shall be released from liability by Tenant for the return of such deposit or the accounting therefore.

                      5.  RENT; RENT TAX; ADDITIONAL RENT
                          -------------------------------

     5.1  Payment of Rent.  Tenant shall pay to Landlord the Annual Basic Rent
          ---------------
set forth in Article 1.12 above, subject to adjustment as provided herein.  The
             ------------
Annual Basic Rent shall be paid in equal monthly installments, on or before the first day of each and every calendar month during the Lease Term, in advance, without notice or demand and without abatement, deduction or offset, except as otherwise set forth herein. If the Commencement Date is other than the first day of a calendar month, the payment for the partial month following the Commencement Date shall be prorated and shall be payable on the first day of the first full calendar month of the Lease Term. The Annual Basic Rent for the first full month of the Lease Term shall be paid upon the execution of this Lease. All payments requiring proration shall be prorated on the basis of a thirty (30) day month. In addition, all payments to be made under this Lease shall be paid in lawful money of the United States of America to Landlord or its agent at the address set forth in Article 1.3 above, or to such other person or
                                  -----------
at such other place as Landlord may from time to time designate in writing.

     5.2  Rent Tax.  In addition to the Annual Basic Rent and Additional Rent,
          --------
Tenant shall pay to Landlord, together with the monthly installments of Annual Basic Rent and payments of Additional Rent, an amount equal to any governmental taxes, including, without limitation, any sales, rental, occupancy, excise, use or transactional privilege taxes assessed or levied upon Landlord with respect to the amounts paid by Tenant to Landlord hereunder, as well as all taxes assessed or imposed upon Landlord's gross receipts or gross income from leasing the Leased Premises to Tenant, including, without limitation, transaction privilege taxes, education excise taxes, any tax now or hereafter imposed by the City of Scottsdale, the State of Arizona, any other governmental body, and any taxes assessed or imposed in lieu of or in substitution of any of the foregoing taxes. Such taxes shall not, however, include any franchise, gift, estate, inheritance, conveyance, transfer or net income tax assessed against Landlord.

     5.3  Additional Rent.  In addition to Annual Basic Rent, all other amounts
          ---------------
to be paid by Tenant to Landlord pursuant to this Lease (including amounts to be paid by Tenant pursuant to Article 6 below and parking charges to be paid by
                           ---------
Tenant pursuant to Exhibits "D" and "F"), if any, shall be deemed to be
                   --------------------
Additional Rent, whether or not designated as such, and shall be due and payable within thirty (30) days after receipt by Tenant of Landlord's statement. Landlord shall have the same remedies for the failure to pay Additional Rent as for the nonpayment of Annual Basic Rent.

                              6.  OPERATING COSTS
                                  ---------------

     6.1  Tenant's Obligation.  The Annual Basic Rent does not include amounts
          -------------------
attributable to Taxes (defined below) or amounts attributable to the cost of the use, management, repair, service, insurance, condition, operation and maintenance of the Building and the Project. Therefore, in order that the Annual Basic Rent payable throughout the Lease Term shall reflect such amounts, Tenant shall pay to Landlord, in accordance with the further provisions of this
Article 6, an amount equal to the Operating Costs (as hereinafter defined) per
---------
rentable square foot of the Leased Premises.

     6.2  Landlord's Estimate.  Landlord shall furnish Tenant an estimate of the
          -------------------
Operating Costs per rentable square foot for each calendar year. In addition, Landlord may, from time to time, but no more than twice per year, furnish Tenant a revised estimate of Operating Costs should Landlord anticipate any increase in Operating Costs from that set forth in a prior estimate. Commencing with the first month to which an estimate applies, Tenant shall pay, in addition to the monthly installments of Annual Basic Rent, an amount equal to one-twelfth (1/12th) of the Operating Expenses per rentable square foot of the Leased Premises; provided, however, if less than ninety-five percent (95%) of the rentable area of the Building shall be occupied by tenants during the period covered by such estimate, the estimated Operating Costs for such period shall be, for the purposes of this Article 6, increased to an amount reasonably
                             ---------
determined by Landlord to be equivalent to the Operating Costs that would be incurred if occupancy would be at least ninety-five percent (95%) during the entire period. Within one hundred twenty (120) days after the expiration of each calendar year or such longer period of time as may be necessary to compile such statement, but in no event longer than one hundred eighty (180) days from the beginning of the calendar year, Landlord shall deliver to Tenant a reasonably detailed and itemized statement of the actual Operating Costs for such calendar year. If the actual Operating Costs for such calendar year are more or less than the estimated Operating Costs, a proper adjustment shall be made; provided, however, if less than ninety-five percent (95%) of the rentable area of the Building shall have been occupied by tenants at any time during such period, the actual Operating Costs for such period shall be, for the purposes of this Article 6, increased to an amount reasonably determined by Landlord to be
     ---------
equivalent to the Operating Costs that would have been incurred had such occupancy been at least ninety-five (95%) during the entire period. Any excess amounts paid by Tenant shall be refunded to Tenant with such statement or, at Landlord's option, may be applied to any amounts then payable by Tenant to Landlord or to the next maturing monthly installment of Annual Basic Rent or Additional Rent. Any deficiency between the estimated and actual Operating Costs shall be paid by Tenant to Landlord within thirty (30) days of delivery of such statement. Any amount owing for a fractional calendar year in the first or final Lease Years of the Lease Term shall be prorated.

     6.3  Operating Costs - Defined.  For the purposes of this Lease, "Operating
          -------------------------                                    ---------
Costs" shall mean all commercially reasonable and actual costs and expenses
-----
accrued, paid or incurred by Landlord, or on Landlord's behalf, in respect of the use, management, repair, service, insurance, condition, operation and maintenance of the Project including, but not limited to the following:

          (a) Salaries, wages and benefits of all persons who perform duties in connection with landscaping, parking, janitorial and general cleaning services for the Project Common Areas and Building Common Areas, security services and any and all other employees engaged by or on behalf of Landlord, provided to reflect the actual amount of time spent performing duties in connection with the Project as opposed to other properties ;

          (b) Prorated payroll taxes, workmen's compensation, uniforms and related expenses for such employees;

          (c) The cost of all charges for oil, gas, electricity, any alternate source of energy, heat, ventilation, air-conditioning, refrigeration, water, sewer service, trash collection, termite and pest control and all other utilities, together with any taxes on such utilities provided to the Project Common Areas or the Building Common Areas;

          (d) The cost of painting the Building Common Areas and Project Common Areas;

          (e) The cost of all charges for rent, casualty, liability, fidelity and other insurance maintained by Landlord, including any deductible amounts incurred with respect to an insured loss (subject to Section 6.4 hereof);
                                                     -----------

          (f) The cost of all supplies (including cleaning supplies), tools, materials, equipment and personal property, the rental thereof and sales, transaction privilege, excise and other taxes thereon;

          (g) Depreciation of hand tools and other moveable equipment;

          (h) The cost of all charges for window and other cleaning, janitorial, security, refuse and lot sweeping;

          (i) The cost of charges for independent contractors;

          (j) The cost of repairs and replacements made by Landlord at its expense and the fees and other charges for maintenance and service agreements;

          (k) The cost of exterior and interior landscaping;

          (l) Costs relating to the operation and maintenance of all real property and improvements appurtenant to the Project, including, without limitation, all parking areas, service areas, walkways and landscaping;

          (m) The cost of alterations and improvements made by reason of the laws and requirements of any public authorities or the requirements of insurance bodies not in effect on the Commencement Date;

          (n) All management fees and other charges for management services and overhead costs (including travel and related expenses), whether provided by an independent management company, Landlord or an affiliate of Landlord, not to exceed, however, the then prevailing range of rates charged in comparable office buildings in the Phoenix, Arizona metropolitan area;

          (o) The cost of any capital improvements or additions which improve the comfort or amenities available to tenants of the Project, provided, however, that any such costs shall be amortized with interest over the useful life of the improvement or addition in accordance with generally accepted accounting principles, consistently applied ("GAAP");
                                   ----

          (p) The cost of any capital improvements or additions which are intended to enhance the safety of the Project or reduce (or avoid increases in) Operating Costs, provided, however, that any such costs shall be amortized in accordance with GAAP with interest over the useful life of the improvement or addition;

          (q) The cost of licenses and permits, inspection fees and reasonable legal, accounting and other professional fees and expenses;

          (r) Taxes (as hereinafter defined);

          (s) Costs relating to the use, management, repair, service, insurance, condition, operation and maintenance of the Project Common Areas;

          (t) Costs of monitoring and maintaining good internal air quality in the Building and regularly inspecting, monitoring, maintaining and repairing the Building's air quality systems, hiring outside consultants to investigate and identify the sources of any suspected internal air quality problems that may be identified, remedying any such problems, modifying, renovating or encapsulating any portion of the Building, or systems or components thereof reasonably required in order to continuously and efficiently maintain reasonably acceptable internal air quality in the Building and comply with any and all local, state and federal regulations, or real estate industry standards relating to internal air quality; and

          (u) All other charges properly allocable to the use, management, repair, service, insurance, condition, operation and maintenance of the Project in accordance with GAAP.

     6.4  Operating Costs - Exclusions.  Excluded from Operating Costs shall be
          ----------------------------
the following: (a) depreciation, except to the extent expressly included pursuant to Article 6.3(g) above; (b) principal, fees and interest on and
            --------------
amortization of debts, except to the extent expressly included pursuant to
Article 6.3(o) and (p) above; (c) leasehold improvements, including redecorating
----------------------
made for tenants of the Building; (d) brokerage commissions and advertising expenses for procuring tenants for the Building; (e) refinancing costs; (f) the cost of any repair, replacement or addition which would be required to be capitalized under GAAP, except to the extent expressly included pursuant to Articles 6.3(o) and 6.3(p) above; (g) the cost of any item included in Operating
--------------------------
Costs under Article 6.3 above to the extent that such cost is reimbursable or
            -----------
payable directly by an insurance company, condemnor, a tenant of the Project or any other party; (h) the cost of any item included in Operating Costs under
Article 6.3 above to the extent that such cost is attributable to the use,
-----------
management, repair, service, insurance, condition, operation or maintenance of other office buildings in the Project; (i) the cost of any item included in Operating Costs under Article 6.3 above to the extent that such cost is
                      -----------
attributable to the use, management, repair, service, insurance, condition, operation or maintenance of the Project Common Areas, to the extent such cost is payable by tenants of other office buildings in the Project, (j) costs occasioned by the act, omission or violation of any law by Landlord, or its agents, employees or contractors; (k) other than the deductible, costs occasioned by fire or other casualties or by the exercise of the power of eminent domain; (l) costs to correct any patent construction defect or deferred maintenance in the project or to comply with any covenant, condition, restriction, underwriter's requirement or law applicable to the project on the Commencement Date; (m) costs of any renovation, improvement or redecorating of any portion of the Project not made available for Tenant's use; (n) fees, commissions, attorneys' fees, and other costs incurred in connection with negotiations or disputes with any other occupant (or potential occupant) of the Project and costs arising from the violation by Landlord or any other occupant of the Project of the terms and conditions of any lease or other agreement; (o) costs incurred in connection with the remediation of any Hazardous Material, except to the extent caused by the release or emission of the Hazardous Material in question by Tenant; (p) rent under ground leases; (q) expense reserves; (r) any fee, profit or compensation retained by Landlord or its affiliates for management and administration of the project in excess of the management fee described in Article 6.3(n) above; and (s) insurance deductibles in excess of
             --------------
$20,000.00.

     6.5  Taxes - Defined.  For the purposes of this Lease, "Taxes" shall mean
          ---------------                                    -----
and include all real property taxes and personal property taxes, general and special assessments (of which there are none presently), foreseen as well as unforeseen, which are levied or assessed upon or with respect to the Project, any improvements, fixtures, equipment and other property of Landlord, real or personal, located on the Project and used in connection with the operation of all or any portion of the Project, as well as any tax, surcharge or assessment which shall be levied or assessed in addition to or in lieu of such real or personal property taxes and assessments. Taxes shall also include any expenses incurred by Landlord in contesting the amount or validity of any real or personal property taxes and assessments. Taxes shall not, however, include any franchise, gift, estate, inheritance, conveyance, transfer or income tax assessed against Land-lord. "Taxes" shall not include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein or imposed on land and improvements other than the Project.

     6.6  No Waiver.  The failure by Landlord to furnish Tenant with a statement
          ---------
of Operating Costs shall not constitute a waiver by Landlord of its right to require Tenant to pay excess Operating Costs per rentable square foot. Notwithstanding anything to the contrary in this Lease, Tenant or its authorized representative shall have the right to inspect the books of Landlord for the purpose of verifying the information contained in Landlord's statement of Operating Costs. If Landlord's statement of Operating Costs exceeds the actual Operating Costs by more than five percent (5%), the cost of the audit shall be paid by Landlord. In order to exercise such audit right, Tenant must notify Landlord within six (6) months after Tenant's receipt of Landlord's statement of Operating Costs and must furnish to Landlord the audit results not later than ninety (90) days thereafter.

                     7.  CONDITION, REPAIRS AND ALTERATIONS
                         ----------------------------------

     7.1  Condition.  The respective obligations of Landlord and Tenant with
          ---------
respect to the condition of the Leased Premises are set forth on Exhibit G to
                                                                 ---------
this Lease.

     7.2  Alterations and Improvements.  Tenant may place partitions and
          ----------------------------
fixtures and may make improvements and other alterations to the interior of the Leased Premises at Tenant's expense, provided, however, that prior to commencing any such work, Tenant shall first obtain the written consent of Landlord to the proposed work, which shall not be unreasonably withheld, including the plans, specifications, the proposed architect and/or contractor(s) for such alterations and/or improvements and the materials used in connection with such alterations, including, without limitation, paint, carpeting, wall or window coverings and the use of carpet glues and other chemicals for installation of such materials. At least ten (10) days prior to the commencement of any construction in the Leased Premises, Tenant shall deliver to Landlord copies of the plans and specifications for the contemplated work and shall identify the contractor(s) selected by Tenant to perform such work. Landlord may, as a condition to consenting to such work, require that Tenant provide security adequate in Landlord's judgment so that the improvements or other alterations to the Leased Premises will be completed in a good, workmanlike and lien free manner.
Landlord may also require that any work done to the interior of the Leased Premises be subject to the supervision of Landlord or its designee. All such improvements or alterations must conform to and be in substantial accordance in quality and appearance with the quality and appearance of the improvements in the remainder of the Leased Premises. All such improvements shall be the property of Landlord. In the event Landlord consents to the use by Tenant of its own architect and/or contractor for the installation of any such alterations or improvements, prior to the commencement of such work, Tenant shall provide Landlord with evidence that Tenant's contractor has procured worker's compensation, liability and property damage insurance (naming Landlord as an additional insured) in a form and in an amount reasonably approved by Landlord, and evidence that Tenant's architect and/or contractor has procured the necessary permits, certificates and approvals from the appropriate governmental authorities. Tenant acknowledges and agrees that any review by Landlord of Tenant's plans and specifications and/or right of approval exercised by Landlord with respect to Tenant's architect and/or contractor is for Landlord's benefit only and Landlord shall not, by virtue of such review or right of approval, be deemed to make any representation, warranty or acknowledgment to Tenant or to any other person or entity as to the adequacy of Tenant's plans and specifications or as to the ability, capability or reputation of Tenant's architect and/or contractor. Notwithstanding anything to the contrary herein, Tenant may construct interior nonstructural alterations, additions and improvements in the Leased Premises without Landlord's prior approval, if the cost of such work does not exceed in the aggregate Fifty Thousand Dollars ($50,000.00) in any calendar year. All trade fixtures and personal property installed in the Leased Premises at Tenant's expense ("Tenant's Property") shall
                                                       -----------------
at all times remain Tenant's property and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for alterations and improvements which cannot be removed without structural injury to the Leased Premises, at any time Tenant may remove Tenant's Property from the Leased Premises, provided Tenant repairs all damage caused by such removal.

     7.3  Tenant's Obligations.  Tenant shall, at Tenant's sole cost and
          --------------------
expense, repair, replace and maintain the Leased Premises in a clean, neat and sanitary condition and shall keep the Leased Premises and every part thereof in good condition and repair (except where the same is required to be done by Landlord or is due to ordinary wear and tear, casualties and condemnation) including, without limitation, the utility meters, pipes and conduits, all fixtures, air conditioning and heating equipment serving the Leased Premises and other equipment therein, all of Tenant's signs, locks and closing devices, all window sachets, casements or frames, doors and door frames, floor coverings, including carpeting, terrazzo or other special floor covering, and all such items of repair, maintenance, alteration and improvement or reconstruction as may at any time or from time to time be required by a governmental authority having jurisdiction whether or not presently in effect or anticipated, including, but not limited to, enforcement of the Americans With Disabilities Act. Notwithstanding anything to the contrary herein, Landlord shall be solely responsible for, and Tenant shall not have any responsibility to cause or pay the cost of causing the Leased Premises or the Project to comply with, any laws, rules or regulations requiring capital expenditures unless the compliance with any of the foregoing is necessitated solely due to Tenant's particular use of the Leased Premises. Tenant hereby waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereafter in effect. All of Tenant's alterations and/or improvements are the property of the Landlord, and Tenant shall, upon the expiration or earlier termination of the Lease Term, surrender the Leased Premises, including Tenant's alterations and/or improvements, to Landlord, janitorial clean and in the same condition as when received, ordinary wear and tear excepted. Except as set forth in Article 7.4 below, Landlord has
                                               -----------
no obligation to construct, remodel, improve, repair, decorate or paint the Leased Premises or any improvement thereon or part thereof. Tenant shall pay for the cost of all repairs to the Leased Premises not required to be made by Landlord and shall be responsible for any redecorating, remodeling, alteration and painting during the Lease Term as Tenant deems necessary. Tenant shall pay for any repairs to the Leased Premises, the Building and/or the Project made necessary by any negligence or carelessness of Tenant, its employees or invitees.

     7.4  Landlord's Obligations.  Landlord shall (a) maintain and make all
          ----------------------
necessary repairs and replacements to the exterior walls, floors, roof structure and membrane, structural portions of the Project, including load bearing walls, at Landlord's sole cost and not as an Operating Cost, (b) maintain and make all necessary repairs and replacements to the exterior doors, windows and corridors of the Building, (c) keep the Building, the Building Common Areas and the Project Common Areas in a clean, neat and attractive condition, (d) maintain as a component of Operating Expenses the heating, ventilating, air conditioning, electrical, water, sewer, sprinkler and plumbing systems serving the Leased Premises, including the pipes and conduits, (e) make repairs necessitated by the acts or omissions of Landlord or its respective agents, employees or contractors, (f) make repairs required as a consequence of any construction defects in the Project, and (g) be responsible for those repairs which would be treated as a "capital expenditure" under GAAP,

     7.5  Removal of Alterations.  Upon the expiration or earlier termination of
          ----------------------
this Lease, Tenant shall remove from the Leased Premises all movable trade fixtures and other movable personal property, and shall promptly repair any damage to the Leased Premises, the Building and/or the Project caused by such removal. All such removal and repair shall be entirely at Tenant's sole cost and expense. Immediately upon any termination of this Lease, Landlord may require that Tenant remove from the Leased Premises any alterations, additions, improvements (other than the Tenant Improvements), trade fixtures, equipment, shelving, cabinet units or movable furniture (and other personal property) designated by Landlord to be removed. In such event, Tenant shall, in accordance with the provisions of Article 7.2 above, complete such removal
                                  -----------
(including the repair of any damage caused thereby) entirely at its own expense and within fifteen (15) days after notice from Landlord. All repairs required of tenant pursuant to the provisions of this Article 7.5 shall be performed in a
                                             -----------
manner reasonably satisfactory to Landlord, and shall include, but not be limited to, repairing plumbing, electrical wiring and holes in walls, restoring damaged floor and/or ceiling tiles, repairing any other cosmetic damage, and cleaning the Leased Premises.

     7.6  No Abatement.  Except as provided herein, Landlord shall have no
          ------------
liability to Tenant, nor shall Tenant's covenants and obligations under this Lease, including without limitation, Tenant's obligation to pay Annual Basic Rent and Additional Rent, be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted to make pursuant to the terms of this Lease or by any other tenant's Lease or are required by law to be made in and to any portion of the Leased Premises, the Building or the Project. Landlord shall, nevertheless, use reasonable efforts to minimize any interference with Tenant's business in and access to the Leased Premises and/or Building Common Areas.

                                 8.  SERVICES
                                     --------

     8.1  Climate Control.  Landlord shall provide reasonable climate control to
          ---------------
the Building Common Areas during the Building Hours as is suitable, in Landlord's judgment, for the comfortable use and occupation of the Building Common Areas.

     8.2  Janitorial Services.  Landlord shall make janitorial and cleaning
          -------------------
services available to the Building Common Areas and the Project Common Areas. Tenant shall be responsible and shall procure janitorial and cleaning services for the interior of the Leased Premises.


     8.3  Electricity.  Electricity shall be separately metered and Tenant shall
          -----------
be solely responsible
for the cost of all electric current furnished to the Leased Premises. Tenant's use of electric energy in the Leased Premises shall not at any time exceed the capacity of any of the risers, piping, electrical conductors and other equipment in or serving the Leased Premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect on the Building's electric system, Tenant shall not, without Landlord's prior written consent in each instance, connect appliances, machines using current in excess of 120 volts or heavy-duty equipment other than equipment normally used in accordance with the Permitted Use to the Building's electric system or make any alterations or additions to the Building's electric system. Should Landlord grant such consent, all additional risers, piping and electrical conductors and other equipment therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant within thirty (30) days after receipt of Landlord's bill.

     8.4  Water.  Landlord shall furnish cold and heated water for drinking and
          -----
lavatory purposes to the Building Common Areas.

     8.5  Interruptions in Service.  Landlord does not warrant  that any of the
          ------------------------
foregoing services or any other services which Landlord may supply will be free from interruption. Tenant acknowledges that any one or more of such services may be suspended by reason of accident, repairs, inspections, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or by causes beyond the reasonable control of Landlord. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Annual Basic Rent or Additional Rent by reason of any disruption of the services to be provided by Landlord pursuant to this Lease. Notwithstanding anything to the contrary herein, if the Leased Premises should become not reasonably suitable for Tenant's use such that Tenant cannot occupy the Leased Premises as a consequence of a cessation of utilities or other services which (a) is caused by Landlord or Landlord's agents, contractors or employees or (b) covered by Landlord's insurance, for a period of seven (7) consecutive calendar days, then Tenant shall be entitled to an equitable abatement of Rent to the extent of the interference with Tenant's use of the Leased Premises occasioned thereby. If the interference persists for more than one hundred twenty (120) consecutive calendar days, Tenant shall have the right to terminate this Lease.

                      9.  LIABILITY AND PROPERTY INSURANCE
                          --------------------------------

     9.1  Liability Insurance.  Tenant shall, during the Lease Term, keep in
          -------------------
full force and effect, a policy or policies of commercial general liability insurance for personal injury (including wrongful death) and damage to property covering (a) any occurrence in the Leased Premises, (b) any act or omission by Tenant, by any subtenant of Tenant, or by any of their respective invitees, agents, servants or employees anywhere in the Leased Premises or the Project,
(c) the business operated by Tenant and by any subtenant of Tenant in the Leased Premises, and (d) the contractual liability of Tenant to Landlord pursuant to the indemnification provisions of Article 1.61 below, which coverage shall not
                                  ------------
be less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) combined single limit. The liability policy or policies shall contain an endorsement naming Landlord, its partners and any persons, firms or corporations designated by Landlord as additional insureds, and shall provide that the insurance carrier shall have the duty to defend and/or settle any legal proceeding filed against Landlord seeking damages based upon bodily injury or property damage liability even if any of the allegations of such legal proceedings are groundless, false or fraudulent.

     9.2  Property Insurance.  Tenant shall, during the Lease Term, keep in full
          ------------------
force and effect, a policy or policies of insurance with "Special Form Coverage," including coverage for vandalism or malicious mischief, insuring the Tenant's alterations and/or improvements made pursuant to Article 7.2 above
                                                          -----------
(which is not covered by Landlord's insurance) and Tenant's stock in trade, furniture, personal property, fixtures, equipment and other items in the Leased Premises, with coverage in an amount equal to the full replacement cost thereof.

     9.3  Worker's Compensation Insurance.  Tenant shall, during the Lease Term,
          -------------------------------
keep in full force and effect, a policy or policies of worker's compensation insurance with an insurance carrier and in amounts approved by the Industrial Commission of the State of Arizona.

     9.4  Business Interruption Insurance.  Tenant shall, during the Lease Term,
          -------------------------------
keep in full force and effect, a policy or policies of business interruption insurance in an amount equal to twelve (12) monthly installments of Annual Basic Rent and Additional Rent payable to Landlord, together with the taxes thereon, insuring Tenant against losses sustained by Tenant as a result of any cessation or interruption of Tenant's business in the Leased Premises for any reason.

     9.5  Insurance Requirements.  Each insurance policy and certificate thereof
          ----------------------
obtained by Tenant
pursuant to this Lease shall contain a clause that the insurer will provide Landlord, its partners and any persons, firms or corporations designated by Landlord with at least thirty (30) days prior written notice of any material reduction, non-renewal or cancellation of the policy. Each such insurance policy shall be with an insurance company authorized to do business in the State of Arizona and reasonably acceptable to Landlord. Certified copies of all insurance policies evidencing the coverage under each such policy, as well as a certified copy of the required additional insured endorsement(s) shall be delivered to Landlord prior to commencement of the Lease Term. Each such policy shall provide that any loss payable thereunder shall be payable notwithstanding (a) any act, omission or neglect by Tenant or by any subtenant of Tenant, or (b) any occupation or use of the Leased Premises or any portion thereof by Tenant or by any subtenant of Tenant for purposes more hazardous than permitted by the terms of such policy or policies, or (c) any foreclosure or other action or proceeding taken by any mortgagee or trustee pursuant to any provision of any mortgage or deed of trust covering the Leased Premises, the Building or the Project, or (d) any change in title or ownership of the Project. All insurance policies required pursuant to this Article 9 shall be written as primary policies, not
                 ---------
contributing with or in excess of any coverage which Landlord may carry. Tenant shall procure and maintain all policies entirely at its own expense and shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with certified copies of replacement policies or renewal certificates for existing policies in conformance with Accord Form No. 27 (March 1993). Tenant shall not do or permit to be done anything which shall invalidate the insurance policies maintained by Landlord or the insurance policies required pursuant to this Article 9 or the coverage thereunder. If Tenant or any
                 ---------
subtenant of Tenant does or permits to be done anything which shall increase the cost of any insurance policies maintained by Landlord (other than the Permitted
Use), then Tenant shall reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant or any subtenant of Tenant causing such increase in the cost of insurance. Any such amount shall be payable as Additional Rent within thirty (30) days after receipt by Tenant of a bill from Landlord. All policies of liability insurance shall name both Landlord and Tenant (and/or such other party or parties as Landlord may require) as additional insureds and shall be endorsed to indicate that the coverage provided shall not be invalid due to any act or omission on the part of Landlord.

     9.6  Co-Insurance.  If on account of the failure of Tenant to comply with
          ------------
the provisions of this Article 9, Landlord is deemed a co-insurer by its
                       ---------
insurance carrier, then any loss or damage which Landlord shall sustain by reason thereof shall be borne by Tenant, and shall be paid by Tenant within thirty (30) days after receipt of a bill therefor.

     9.7  Adequacy of Insurance.  Landlord makes no representation or warranty
          ---------------------
to Tenant that the amount of insurance to be carried by Tenant under the terms of this Lease is adequate to fully protect Tenant's interests. If Tenant believes that the amount of any such insurance is insufficient, Tenant is encouraged to obtain, at its sole cost and expense, such additional insurance as Tenant may deem desirable or adequate. Tenant acknowledges that Landlord shall not, by the fact of approving, disapproving, waiving, accepting, or obtaining any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of such insurance, the solvency of any insurance companies or the payment or defense of any lawsuit in connection with such insurance coverage, and Tenant hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

     9.8  Self-Insurance.  Tenant shall have the right to self-insure for the
          --------------
liability insurance, the property insurance and the business interruption insurance required by Articles 9.1, 9.2 and 9.4, respectively, subject to the
                      -------------------------
requirements of this Article 9.8.
                     -----------

          (a) For purposes of this Article 98, "self-insurance" shall mean that
                                   ----------
Tenant is itself acting as though it were the insurance company providing the insurance required under the provisions of this Article 9 and Tenant shall pay
                                                ---------
any amounts due in lieu of insurance proceeds as required under the provisions of this Lease, which amounts shall be treated as insurance proceeds for all purposes under this Lease.

          (b) All amounts which Tenant pays or is required to pay and all losses or damages resulting from risks for which Tenant has elected to self-insure shall be subject to the waiver of subrogation provisions in Article 11 below and
                                                            ----------
shall not limit Tenant's indemnification obligations set forth in Article 16.1
                                                                  ------------
below.

          (c) Tenant's right to self-insure and to continue to self-insure is conditioned upon and subject to:

              (i) The Tenant having a net worth, calculated in accordance with generally accepted accounting principles, consistently applied, of at least One Hundred Million Dollars

     ($100,000,000.00).

              (ii) The Tenant providing an audited financial statement, prepared in accordance with generally accepted accounting principles, consistently applied, to Landlord on or before the date which is thirty
     (30) days prior to the upcoming annual anniversary of the Commencement Date which establishes and confirms that Tenant has the required net worth, unless events occur that make it apparent that such net worth has diminished below the required level (such as the bankruptcy of Tenant), in which event Tenant shall not be permitted to continue to self-insure; and

              (iii) The Tenant maintaining appropriate loss reserves which are actuarially derived in accordance with accepted standards of the insurance industry and accrued (i.e., charged against earnings) or otherwise funded.

          (d) In the event that Tenant elects to self-insure and an event or claim occurs for which a defense and/or coverage would have been available from the insurance company Tenant shall:

              (i) undertake the defense of any such claim, including a defense of Landlord, at Tenant's sole cost and expense, and

              (ii) use its own funds to pay any claim or replace any property or otherwise provide the funding which would have been available from insurance proceeds but for such election by Tenant to self-insure.

          (e) Tenant shall provide Landlord and Superior Mortgagee (defined below) or Superior Lessor (defined below) with certificates of self-insurance specifying the extent of self-insurance coverage hereunder and containing a waiver of subrogation provision reasonably satisfactory to Landlord. Any insurance coverage provided by Tenant shall be for the benefit of Landlord, the Superior Mortgagee and the Superior Lessor as their respective interests may appear.

     9.9  Landlord's Insurance.  Landlord shall at all times maintain a "special
          --------------------
form coverage" policy of property insurance, insuring the Project in the amount of the full replacement value thereof.

                              10.  RECONSTRUCTION
                                   --------------

     10.1 Insured Damage.  In the event the Leased Premises are damaged during
          --------------
the Lease Term by fire or other perils covered by insurance required to be carried by Landlord hereunder, Landlord shall:

          (a) Subject to Force Majeure, within a period of ninety (90) days after receipt by Landlord of insurance proceeds and the adjustment of the loss with the Superior Mortgagee and/or the Superior Lessor, as the case may be, and its insurer, but not less than one hundred twenty (120) days after the date of damage, and provided there is not then in existence of an Event of Default, commence repair, reconstruction and restoration of the Leased Premises and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect.

          (b) In the event of a partial or total destruction of the Leased Premises during the last one (1) year of the Lease Term, Landlord or Tenant shall have the option to terminate this Lease upon giving written notice within sixty (60) days after such destruction. For purposes of this Article 10,
                                                              ----------
"partial destruction" shall be deemed destruction to an extent of at least
--------------------
thirty-three and one-third percent (33.33%) of the then full replacement cost of the Leased Premises, the Building or the Project as of the date of destruction.

          (c) Unless the subordination, nondisturbance and attornment agreement between Superior Mortgagee and Tenant provides otherwise, in the event that Superior Mortgagee shall require that insurance proceeds be applied against the principal balance due on the Superior Mortgage (defined below), then Landlord may, at Landlord's option and upon sixty (60) days written notice to Tenant, elect to terminate this Lease.

     10.2 Uninsured Damage.  In the event the Leased Premises shall be damaged
          ----------------
as a result of any casualty not normally covered by insurance required to be carried by Landlord hereunder, to any extent whatsoever, Landlord may, subject to Force Majeure, within one hundred eighty (180) days following the date of the casualty, commence repair, reconstruction or restoration of the Leased Premises, in which event this Lease shall continue in full force and effect, or within such one hundred eighty (180) day period elect not to so repair, reconstruct or restore the Leased Premises, in which event this Lease shall cease and terminate. In either event, Landlord shall give Tenant written notice of Landlord's intention within such one hundred eighty
(180) day period. Notwithstanding anything to the contrary herein, Landlord shall not have the right to terminate this Lease if the damage is relatively minor (e.g., repair or restoration would cost less than five percent (5%) of the replacement cost of the Leased Premises), and Tenant agrees to pay the cost of repair in excess of five percent (5%) of the replacement cost of the Leased Premises.

     10.3 Reconstruction.  In the event of any reconstruction of the Leased
          --------------
Premises, the Building or the Project pursuant to this Article 10, such
                                                       ----------
reconstruction shall be in conformity with all city, county, state and federal ordinances, rules and regulations then in existence, as the same may be interpreted and enforced. Notwithstanding that all reconstruction work shall be performed by Landlord's contractor unless Landlord shall otherwise agree in writing, Landlord's obligation to reconstruct the Leased Premises shall be only to the comparable condition of the Leased Premises as of the Commencement Date. Tenant, at Tenant's sole cost and expense, shall be responsible for the repair and restoration of all items of the Tenant's improvements and/or alterations installed pursuant to Article 72. Tenant shall commence the installation of
                      ----------
fixtures promptly upon delivery to Tenant of possession of the Leased Premises and shall diligently prosecute such installation to completion.

     10.4 Termination.  Upon any termination of this Lease under any of the
          -----------
provisions of this Article 10, Landlord and Tenant each shall be released
                   ----------
without further obligations to the other coincident with the surrender of possession of the Leased Premises to Landlord, except for items which have previously accrued and remain unpaid. Notwithstanding anything to the contrary herein, if the Leased Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to its terms, then Tenant shall have the option to terminate this Lease if the Leased Premises cannot be (as determined by Landlord in its commercially reasonable judgment), or are not in fact, fully restored by Landlord to their prior condition within one hundred eighty (180) days after the damage. Notwithstanding anything to the contrary herein, Landlord will not terminate this Lease if Landlord commences to rebuild the Leased Premises within one hundred eighty (180) days of the date of casualty.

     10.5 Abatement.  In the event of repair, reconstruction and restoration of
          ---------
the Leased Premises, the Minimum Annual Rental and Additional Rent shall be abated proportionately with the degree to which Tenant's use of the Leased Premises is impaired commencing from the date of destruction and continuing during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Leased Premises, or the building of which the Leased Premises are a part, Tenant's personal property or for any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     10.6 Waiver.  Tenant hereby waives any statutory and common law rights of
          ------
termination which may arise by reason of any partial or total destruction of the Leased Premises which Landlord is obligated to restore or may restore under any of the provisions of this Lease, including the provisions of A.R.S. (S) 33-343.

                          11.  WAIVER OF SUBROGATION
                               ---------------------

     Notwithstanding anything to the contrary herein, Landlord and Tenant each hereby waive any rights one may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, or their respective property, the Leased Premises, its contents or to other portions of the Building and the Project arising from any risk generally covered by fire and extended insurance and from any risk covered by property insurance then in effect. In addition, Landlord and Tenant, for themselves and on behalf of their respective insurance companies, waive any right of subrogation that any such insurance company may have against Landlord, Landlord's lender, any other tenant of the Project, or Tenant, as the case may be. The foregoing waivers of subrogation shall be operative only so long as available in the State where the Project is situated and provided further that no policy of insurance is invalidated thereby. Each party shall use its best efforts to cause each property insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If the insurance policy cannot be obtained with the waiver of subrogation, or if the waiver of subrogation is available only at additional cost and the party for whose benefit the waiver is not obtained does not pay the additional cost, then the party obtaining the insurance immediately shall notify the other party.

              12.  LANDLORD'S RIGHT TO PERFORM TENANT OBLIGATIONS
                   ----------------------------------------------

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Annual Basic Rent or Additional Rent. If Tenant shall fail to pay any sum of money, other than Annual Basic Rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for the period set forth in section 13 hereof after notice thereof by Landlord (or such
                    ----------
shorter period of time as may be reasonable following oral notice to Tenant's personnel in the Leased Premises in the case of emergency), Landlord may (but shall not be obligated to do so) without waiving or releasing Tenant from any of Tenant's obligations, make any such payment or perform any such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the greater of (a) fifteen percent (15%) per annum or (b) the rate of interest per annum publicly announced, quoted or published, from time to time, by Bank of America, at its Phoenix, Arizona office as its "reference rate" plus four (4) percentage points, from the date of such payment by Landlord until reimbursement in full by Tenant (the "Default
                                                                     -------
Rate"), shall be payable to Landlord as Additional Rent with the next monthly
----
installment of Annual Basic Rent; provided, however, in no event shall the Default Rate exceed the maximum rate (if any) permitted by applicable law.

                           13.  DEFAULT AND REMEDIES
                                --------------------

     13.1 Event of Default.  The occurrence of any one or more of the following
          ----------------
events will constitute an "Event of Default" on the part of Tenant:
                           ----------------

          (a) Failure to pay any installment of Annual Basic Rent, any Additional Rent or any other sum required to be paid by Tenant under this Lease, and such failure shall continue for five (5) business days after written notice thereof by Landlord to Tenant;

          (b) Failure to perform any of the other covenants or conditions which Tenant is required to observe and perform (except failure in the payment of Annual Basic Rent, Additional Rent or any other monetary obligation contained in this Lease) and such failure shall continue for thirty (30) days after written notice thereof by Landlord to Tenant, provided that if such default is other than the payment of money and cannot be cured within such thirty (30) day period, then an Event of Default shall not have occurred if Tenant, within such thirty (30) period, commences curing of such failure and diligently in good faith prosecutes the same to completion and furnishes evidence thereof to Landlord as soon as is reasonably practical thereafter.

          (c) If any warranty, representation or statement made by Tenant to Landlord in connection with this Lease is or was intentionally and materially false or misleading when made or furnished;

          (d) The levy of a writ of attachment or execution or other judicial seizure of substantially all of Tenant's assets or its interest in this Lease, such attachment, execution or other seizure remaining undismissed or discharged for a period of sixty (60) days after the levy thereof;

          (e) The filing of any petition by or against Tenant or any Guarantor to declare Tenant or any Guarantor a bankrupt or to delay, reduce or modify Tenant's or any Guarantor's debts or obligations, which petition is not discharged within sixty (60) days after the date of filing;

          (f) The filing of any petition or other action taken to reorganize or modify Tenant's or any Guarantor's capital structure, which petition is not discharged within sixty (60) days after the date of filing;

          (g) If Tenant or any Guarantor shall be declared insolvent according to law;

          (h) A general assignment by Tenant or any Guarantor for the benefit of creditors;

          (i) The appointment of a receiver or trustee for Tenant or any Guarantor or all or any of their respective property, which appointment is not discharged within sixty (60) days after the date of filing; or

          (j) The filing by Tenant or any Guarantor of a voluntary petition pursuant to the Bankruptcy Code or any successor thereto or the filing of an involuntary petition against Tenant or any Guarantor pursuant to the Bankruptcy Code or any successor legislation, which petition is not discharged within sixty (60) days after the date of filing.

     13.2  Remedies.  Upon the occurrence of an Event of Default under this
           --------
Lease by Tenant, Landlord may, without prejudice to any other rights and remedies available to a landlord at law, in equity or by statute, Landlord may exercise one or more of the following remedies, all of which shall be construed and held to be cumulative and non-exclusive: (a) Terminate this Lease and re-enter and take possession of the Leased Premises, in which event, Landlord is authorized to make such repairs, redecorating, refurbishments or improvements to the Leased Premises as may be necessary in the reasonable opinion of Landlord acting in good faith for the purposes of reletting the Leased Premises and the costs and expenses incurred in respect of such repairs, redecorating and refurbishments and the expenses of such reletting (including brokerage commissions attributable to the remainder of the term hereof) shall be paid by Tenant to Landlord within five (5) days after receipt of Landlord's statement; or (b) Without terminating this Lease, re-enter and take possession of the Leased Premises; or (c) Without such re-entry, recover possession of the Leased Premises in the manner prescribed by any statute relating to summary process, and any demand for Annual Basic Rent, re-entry for condition broken, and any and all notices to quit, or other formalities of any nature to which Tenant may be entitled, are hereby specifically waived to the extent permitted by law; or
(d) Without terminating this Lease, Landlord may relet the Leased Premises as Landlord may see fit without thereby avoiding or terminating this Lease, and for the purposes of such reletting, Landlord is authorized to make such repairs, redecorating, refurbishments or improvements to the Leased Premises as may be necessary in the reasonable opinion of Landlord acting in good faith for the purpose of such reletting, and if a sufficient sum is not realized from such reletting (after payment of all costs and expenses of such repairs, redecorating and refurbishments and expenses of such reletting (including brokerage commissions) and the collection of rent accruing therefrom) each month to equal the Annual Basic Rent and Additional Rent payable hereunder, then Tenant shall pay such deficiency each month within five (5) days after receipt of Landlord's statement; or (e) Landlord may declare immediately due and payable all the remaining installments of Annual Basic Rent and Additional Rent, and the present value of such amount, less the present fair rental value of the Leased Premises for the remainder of the Lease Term shall be paid by Tenant within five (5) days after receipt of Landlord's statement. Landlord shall not by re-entry or any other act, be deemed to have terminated this Lease, or the liability of Tenant for the total Annual Basic Rent and Additional Rent reserved hereunder or for any installment thereof then due or thereafter accruing, or for damages, unless Landlord notifies Tenant in writing that Landlord has so elected to terminate this Lease. After the occurrence of an Event of Default, the acceptance of Annual Basic Rent or Additional Rent, or the failure to re-enter by Landlord shall not be deemed to be a waiver of Landlord's right to thereafter terminate this Lease and exercise any other rights and remedies available to it, and Landlord may re-enter and take possession of the Leased Premises as if no Annual Basic Rent or Additional Rent had been accepted after the occurrence of an Event of Default. Upon an Event of Default, Tenant shall also pay to Landlord all costs and expenses incurred by Landlord, including court costs and attorneys' fees, in retaking or otherwise obtaining possession of the Leased Premises, removing and storing all equipment, fixtures and personal property on the Leased Premises and otherwise enforcing any of Landlord's rights, remedies or recourses arising as a result of an Event of Default.

     13.3 Additional Remedies.  All of the remedies given to Landlord in this
          -------------------
Lease in the event Tenant commits an Event of Default are in addition to all other rights or remedies available to a landlord at law, in equity or by statute, excluding the right to seize and sell all goods, equipment and personal property of Tenant located in the Leased Premises and apply the proceeds thereof to all due and unpaid Annual Basic Rent, Additional Rent and other amounts owing under the Lease. All rights, options and remedies available to Landlord shall be construed and held to be cumulative, and no one of them shall be exclusive of the other. During the continuance of an Event of Default which remains uncured, Tenant shall not be entitled to exercise its options to renew, extend or expand, contraction rights and any other rights which may be exercised by Tenant. In the event that Landlord elects to relet the Leased premises without termination of the Lease, Tenant shall thereafter be released from all obligations arising under the Lease accruing after the date of such reletting by Landlord. Landlord waives any right to exercise Landlord's lien that may arise at law.

     13.4 Interest on Past Due Amounts.  In addition to the late charge
          ----------------------------
described in Article 14 below, if any installment of Annual Basic Rent or
             ----------
Additional Rent is not paid within five (5) business days following notice from Landlord of a delinquency, it shall bear interest at the Default Rate; provided, however, this provision shall not relieve Tenant from any default in the making of any payment at the time and in the manner required by this Lease; and provided, further, in no event shall the Default Rate exceed the maximum rate (if any) permitted by applicable law.

     13.5 Landlord Default.  In the event Landlord should neglect or fail to
          ----------------
perform or observe any of the covenants, provisions or conditions contained in this Lease on its part to be performed or observed, and, except in the case of an emergency, such failure continues for thirty (30) days after written notice of default (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to commence the curing of such default within such thirty (30) day period and proceed diligently thereafter), then Landlord shall be responsible to Tenant for any actual damages sustained by Tenant as a result of Landlord's breach, but not special or consequential damages. Should Tenant give written notice to Landlord to correct any default, Tenant shall give similar notice to the holder of any mortgages or deeds of trust against the Building or the lessor of any ground lease (provided Tenant has been provided the appropriate addresses), and prior to any cancellation of this Lease, the holder of such mortgage or deed of trust and/or the lessor under such ground lease shall be given a reasonable period of time to correct or remedy such default. If and when such holder of such mortgage or deed of trust and/or the lessor under any such ground lease has made performance on behalf of Landlord, the default of Landlord shall be deemed cured.

                              14.  LATE PAYMENTS
                                   -------------

     Tenant hereby acknowledges that the late payment by Tenant to Landlord of any monthly installment of Annual Basic Rent, any Additional Rent or any other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include but are not limited to processing, administrative and accounting costs. Accordingly, if any monthly installment of Annual Basic Rent, any Additional Rent or any other sum due from Tenant shall not be received by Landlord within five (5) business days after the date when due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount or Two Hundred and No/100 Dollars ($200.00), whichever is greater. Tenant acknowledges that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payments by Tenant. Neither assessment nor acceptance of a late charge by Landlord shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. Nothing contained in this Article 14 shall be deemed to condone,
                                        ----------
authorize, sanction or grant to Tenant an option for the late payment of Annual Basic Rent, Additional Rent or any other sum due hereunder. Notwithstanding the foregoing, prior to assessing a late charge, Landlord shall provide Tenant with written notice the first time a rental payment is delinquent in a twelve (12) month period, and no late charge shall be due if Tenant makes the payment within five (5) days of delivery of such notice.

                        15.  ABANDONMENT AND SURRENDER
                             -------------------------

     15.1 Intentionally Omitted.
          ---------------------

     15.2 Surrender.  Tenant shall, upon the expiration or earlier termination
          ---------
of this Lease, peaceably surrender the Leased Premises, including any Tenant Improvements or Tenant's improvements and/or alterations installed pursuant to
Article 7.2, in a janitorial clean condition and otherwise in as good condition
-----------
as when Tenant took possession, except for (i) reasonable wear and tear subsequent to the last required repair, replacement, restoration, alteration or renewal; (ii) loss by fire or other casualty, (iii) loss by condemnation; (iv) Landlord's obligations hereunder; and (v) Hazardous Materials not released, discharged, brought onto or otherwise disposed of by Tenant or its agents, invitees, employees or contractors. If Tenant shall surrender the Leased Premises, or be dispossessed by process of law or otherwise, any personal property and fixtures belonging to Tenant and left in the Leased Premises shall be deemed abandoned and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. Landlord may, however, if it so elects, remove all or any part of such personal property from the Leased Premises and the costs incurred by Landlord in connection with such removal, including storage costs and the cost of repairing any damage to the Leased Premises, the Building and/or the Project caused by such removal shall be paid by Tenant within five (5) days after receipt of Landlord's statement. Upon the expiration or earlier termination of this Lease, Tenant shall surrender to Landlord all keys to the Leased Premises and shall inform Landlord of the combination of any vaults, locks and safes left on the Leased Premises. The obligations of Tenant under this Article 15.2 shall survive the expiration or earlier termination of
           ------------
this Lease. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding Tenant founded on such delay. Landlord and Tenant shall jointly inspect the Leased Premises upon the termination of this Lease.

                      16.  INDEMNIFICATION AND EXCULPATION
                           -------------------------------

     16.1 Indemnification.  Tenant shall indemnify, protect, defend and hold
          ---------------
Landlord harmless from and against, and shall be responsible for, all claims, damages, losses, costs, liens, encumbrances, liabilities and expenses, including reasonable attorneys', accountants' and investigators' fees and court costs (col lectively, the "Claims"), however caused, arising in whole or in part from
                ------
Tenant's use of all or any part of the Leased Premises, the Building and/or the Project or the conduct of Tenant's business or from any activity, work or thing done by Tenant or by any invitee, servant, agent, employee or subtenant of Tenant in the Leased Premises, the Building and/or the Project, and shall further indemnify, protect, defend and hold Landlord harmless from and against, and shall be responsible for, all Claims to the extent arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or from any act, neglect, fault or omission by Tenant or by any invitee, servant, agent, employee or subtenant of Tenant anywhere in the Leased Premises, the Building and/or the Project. In case any action or proceeding is brought against Landlord to which this indemnification shall be applicable, Tenant shall pay all Claims resulting therefrom and shall defend such action or proceeding, if Landlord shall so request, at Tenant's sole cost and expense, by counsel reasonably satisfactory to Landlord. The obligations of Tenant under this Article 16.1 shall survive the expiration or
                                 -----------
earlier termination of this Lease. Notwithstanding anything to the contrary in this Lease, Landlord shall not be released or indemnified from Claims arising from the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees or a breach of Landlord's obligations or representations under this Lease.

     16.2 Exculpation.  Tenant, as a material part of the consideration to
          -----------
Landlord, hereby assumes all risk of damage to property, injury and death to persons and all claims of any other nature resulting from Tenant's use of all or any part of the Leased Premises, the Building and/or the Project, and Tenant hereby waives all claims in respect thereof against Landlord. Neither Landlord nor its agents or employees shall be liable for any damaged property of Tenant entrusted to any employee or agent of Landlord or for loss of or damage to any property of Tenant by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from any cause, including, but not limited to, fire, explosion, falling plaster, steam, gas, electricity, sewage, odor, noise, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein, or from the roof of any structure on the Project, or from any streets or subsurfaces on or adjacent to the Building or the Project, or from any other place or resulting from dampness or any other causes whatsoever, except to the extent caused by the negligence or wilful misconduct of Landlord or its agents, employees or contractors, or Landlord's breach of this Lease. Neither Landlord nor its employees or agents shall be liable for the criminal acts by maintenance or other personnel or contractors serving the Leased Premises, the Building and/or the Project, other tenants or third parties, unless Landlord is negligent or guilty of willful misconduct. All property of Tenant kept or stored on the Project shall be so kept or stored at the risk of Tenant only, and Tenant shall indemnify, defend and hold Landlord harmless from and against, and shall be responsible for, any Claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, except to the extent such damage shall be caused by the willful act or neglect of Landlord and through no fault of Tenant. None of the events or conditions set forth in this Article 16 shall be deemed a
                                           ----------
constructive or actual eviction or result in a termination of this Lease, nor shall Tenant be entitled to any abatement or reduction of Annual Basic Rent or Additional Rent by reason thereof. Tenant shall give prompt notice to Landlord with respect to any defects, fires or accidents which Tenant observes in the Leased Premises, the Building and/or the Project.

                            17.  ENTRY BY LANDLORD
                                 -----------------

     Landlord reserves and shall at any and all times have the right to enter the Leased Premises at reasonable times and upon twenty four (24) hours notice (except in the case of an emergency), to inspect the same, to supply janitorial service and other services to be provided by Landlord to Tenant hereunder, to submit the Leased Premises to prospective purchasers or (during the last six (6) months of the Lease term only) tenants, to post notices of non-responsibility, and to alter, improve or repair the Leased Premises and any portion of the Building of which the Leased Premises are a part, without abatement of Annual Basic Rent or Additional Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that access into the Leased Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Leased Premises or any loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon or about the Leased Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Leased Premises, and any entry to the Leased Premises obtained by Landlord by any such means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises or an eviction of Tenant from all or any portion of the Leased Premises. Nothing in this Article 17 shall be construed as obligating Landlord to perform any
     ----------
repairs, alterations or maintenance except as otherwise expressly required elsewhere in this Lease. Notwithstanding anything to the contrary in this Lease, any entry by Landlord and Landlord's agents shall not impair Tenant's operations more than reasonably necessary, and shall comply with Tenant's reasonable security measures.

                                 18.  RESERVED
                                      --------

                        19.  ASSIGNMENT AND SUBLETTING
                             -------------------------

     19.1 Consent of Landlord Required.  Tenant shall not transfer or assign
          ----------------------------
this Lease or any right or interest hereunder, or sublet the Leased Premises or any part thereof, without first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld. No transfer or assignment (whether voluntary or involuntary, by operation of law or otherwise) or subletting shall be valid or effective without such prior written consent. Should Tenant attempt to make or allow to be made any such transfer, assignment or subletting, except as aforesaid, or should any of Tenant's rights under this Lease be sold or otherwise transferred by or under court order or legal process or otherwise, then, and in any of the foregoing events Landlord may, at its option, treat such act as a default by Tenant. Should Landlord consent to a transfer, assignment or subletting, such consent shall not constitute a waiver of any of the restrictions or prohibitions of this Article 19, and such
                                                   ----------
restrictions or prohibitions shall apply to each successive transfer, assignment or subletting hereunder, if any. Notwithstanding the foregoing, Landlord's consent shall not be required for any sublet, assignment or transfer of the Leased Premises or this Lease to (a) a subsidiary, affiliate or corporation controlling, controlled by or under common control with Tenant, (b) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action, or (c) a purchaser of substantially all of Tenant's assets or stock (collectively, "Permitted Transfers").
                                         -------------------

     19.2 Deemed Transfers.  For the purposes of this Article 19 and other than
          ----------------                            ----------
Permitted Transfers, an assignment shall be deemed to include the following:
(a) if Tenant is a partnership, a withdrawal or change (voluntary, involuntary, by operation of law or otherwise) of any of the partners thereof, a purported assignment, transfer, mortgage or encumbrance (voluntary, involuntary, by operation of law or otherwise) by any partner thereof of such partner's interest in Tenant, or the dissolution of the partnership; (b) if Tenant consists of more than one person, a purported assignment, transfer, mortgage or encumbrance (voluntary, involuntary, by operation of law or otherwise) from one person unto the other or others; (c) if Tenant (or a constituent partner of Tenant) is a corporation, any dissolution, merger, consolidation or reorganization of Tenant (or such constituent partner), or any change in the ownership (voluntary, involuntary, by operation of law, creation of new stock or otherwise) of fifty percent (50%) or more of its capital stock in one or a series of related transactions; (d) if Tenant is an unincorporated association, a purported assignment, transfer, mortgage or encumbrance (voluntary, involuntary, by operation of law or otherwise) of any interest in such unincorporated association; or (e) if Tenant is a limited liability company, a withdrawal or change of any of the members thereof, a purported assignment, transfer, mortgage or encumbrance (voluntary, involuntary, by operation of law or otherwise) by any member of such member's interest in Tenant, or the dissolution of the limited liability company.

     19.3 Delivery of Information.  If Tenant wishes at any time to assign this
          -----------------------
Lease or sublet the

Leased Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (a) the name of the proposed subtenant or assignee; (b) the nature of the proposed subtenant's or assignee's business to be carried on in the Leased Premises; (c) the terms and the provisions of the proposed sublease or assignment; and (d) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee. Tenant's failure to comply with the provisions of this Article 19.3
                                                                    ------------
shall entitle Landlord to withhold its consent to the proposed assignment or subletting.

     19.4 Recapture.  If Tenant proposes to assign its interest in this Lease or
          ---------
sublet (for the remainder of the term) all or any part of the Leased Premises for which Landlord's consent is required, Landlord may, at its option, upon written notice to Tenant within thirty (30) days after Landlord's receipt of the information specified in Article 19.3 above, elect to recapture the portion of
                         ------------
the Leased Premises to be assigned or sublet, and within sixty (60) days after notice of such election has been given to Tenant, this Lease shall terminate as to the portion of the Leased Premises recaptured unless Tenant within such sixty
(60) day period delivers notice to Landlord rescinding its proposal to assign or sublet. If all or a portion of the Leased Premises is recaptured by Landlord pursuant to this Article 19.4, Tenant shall promptly execute and deliver to
                 ------------
Landlord a termination agreement setting forth the termination date with respect to the Leased Premises or the recaptured portion thereof, and prorating the Annual Basic Rent, Additional Rent and other charges payable hereunder to such date. If Landlord does not elect to recapture as set forth above, Tenant may thereafter enter into a valid assignment or sublease with respect to the Leased Premises, provided that Landlord consents thereto pursuant to this Article 19,
                                                                   ----------
and provided further, that (a) such assignment or sublease is executed within ninety (90) days after Landlord has given its consent, (b) Tenant pays all amounts then owed to Landlord under this Lease, (c) there is not in existence an Event of Default as of the effective date of the assignment or sublease, (d) there have been no material changes with respect to the financial condition of the proposed subtenant or assignee or the business such party intends to conduct in the Leased Premises, and (e) a fully executed original of such assignment or sublease providing for an express assumption by the assignee or subtenant of all of the terms, covenants and conditions of this Lease is promptly delivered to Landlord.

     19.5 Adjustment to Rental.  In the event Tenant assigns its interest in
          --------------------
this Lease or sublets the Leased Premises other than a Permitted Transfer, the Annual Basic Rent set forth in Article 11.2 above, as adjusted, shall be
                               ------------
increased effective as of the date of such assignment or subletting by fifty percent (50%) of the rent and other consideration actually paid by any such assignee or sublessee pursuant to such assignment or sublease if such assignee or sublessee is paying rent in excess of the Annual Basic Rent as adjusted, after first deducting therefrom Tenant's reasonable costs of such assignment or subletting, including brokerage fees, the unamortized value of improvements to the Leased Premises paid by Tenant, remodeling costs and attorneys' fees.

     19.6 No Release from Liability.  During the continuance of an Event of
          -------------------------
Default, Landlord may collect Annual Basic Rent and Additional Rent from the assignee, subtenant, occupant or other transferee, and apply the amount so collected, first to the monthly installments of Annual Basic Rent, then to any Additional Rent and other sums due and payable to Landlord, and the balance, if any, to Landlord, but no such assignment, subletting, occupancy, transfer or collection shall be deemed a waiver of Landlord's rights under this Article 19,
                                                                    ----------
or the acceptance of the proposed assignee, subtenant, occupant or transferee. Notwithstanding any assignment, sublease or other transfer (with or without the consent of Landlord), Tenant shall remain primarily liable under this Lease and shall not be released from performance of any of the terms, covenants and conditions of this Lease.

     19.7 Landlord's Expenses.  If Landlord's consent is required to an
          -------------------
assignment, sublease or other transfer by Tenant of all or any portion of Tenant's interest under this Lease, Tenant shall pay or cause to be paid to Landlord, a transfer fee to reimburse Landlord for administrative expenses and for reasonable legal, accounting and other out of pocket expenses actually incurred by Landlord.

     19.8 Assumption Agreement.  If Landlord consents to an assignment, sublease
          --------------------
or other transfer by Tenant of all or any portion of Tenant's interest under this Lease, Tenant shall execute and deliver to Landlord, and cause the transferee to execute and deliver to Landlord, an instrument in the form and substance acceptable to Landlord in which (a) the transferee adopts this Lease and assumes and agrees to perform, jointly and severally with Tenant, all of the obligations of Tenant hereunder (as to assignments of this Lease only), (b) Tenant acknowledges that it remains primarily liable for the payment of Annual Basic Rent, Additional Rent and other obligations under this Lease, (c) Tenant subordinates to Landlord's statutory lien, contract lien and security interest, any liens, security interests or other rights which Tenant may claim with respect to any property of transferee and (d) the transferee agrees to use and occupy the Leased Premises solely for the purpose specified in Article 20 and
                                                               ----------
otherwise in strict accordance with this Lease.

     19.9 Withholding Consent.  Without limiting the grounds for withholding
          -------------------
consent which may be reasonable, it shall be reasonable for Landlord to withhold consent if the proposed assignee or subtenant is a tenant in default of such tenant's lease (or the termination by such assignee or subtenant of such lease to sublease from Tenant will be a default under same) in a building in the Phoenix metropolitan area owned by Landlord or by an affiliate of Landlord or any of Landlord's constituent partners or principals; or if the proposed assignee or subtenant is a governmental or quasi-governmental entity, agency, department or any subdivision thereof not already a tenant of Landlord or its affiliates; or if the use by the proposed assignee or subtenant would violate the terms of this Lease, or any restrictive use covenant or exclusive rights granted by Landlord at the Project; or if the nature of the proposed assignee or subtenant or its business would not be consistent with the operation of a comparable, high quality building; or if the proposed assignee or subtenant does not intend to occupy the Premises for its own use, or if the proposed assignee or subtenant is an existing or prospective tenant of the Project with whom Landlord or its broker are then negotiating leasing space.

                20.  USE OF LEASED PREMISES AND RUBBISH REMOVAL
                     ------------------------------------------

     20.1 Use.  The Leased Premises are leased to Tenant solely for the
          ---
Permitted Use set forth in Article 1.9 above and for no other purpose whatsoever
                           -----------
without Landlord's prior written consent, which may be withheld by Landlord in its sole and absolute discretion. Tenant shall not use or occupy or permit the Leased Premises to be used or occupied, nor shall Tenant do or permit anything to be done in or about the Leased Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any casualty or other insurance on the Building, the Project or any of their respective contents other than the Permitted Use (unless Tenant pays such increase), or make void or voidable or cause a cancellation of any insurance policy covering the Building, the Project or any part thereof or any of their respective contents. Tenant shall not do or permit anything to be done in or about the Leased Premises, the Building and/or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them. Tenant shall not use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Leased Premises, the Building and/or the Project. In addition, Tenant shall not commit any waste in or upon the Leased Premises, the Building and/or the Project. Tenant shall not use the Leased Premises, the Building and/or the Project or permit anything to be done in or about the Leased Premises, the Building and/or the Project which will in any way conflict with any matters of record, or any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, and shall, at its sole cost and expense, promptly comply with all matters of record and all laws, statutes, ordinances and governmental rules, regulations and requirements now in force or which may hereafter be in force and with the requirements of any Board of Fire Underwriters or other similar body now or hereafter constituted, foreseen or unforeseen, ordinary as well as extraordinary, relating to or affecting the condition, use or occupancy of the Project, excluding capital changes not relating to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any matters of record, or any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact between Landlord and Tenant. In addition, Tenant shall not place a load upon any floor of the Leased Premises which exceeds the load per square foot which the floor was designed to carry, nor shall Tenant install business machines or other mechanical equipment in the Leased Premises which cause noise or vibration that may be transmitted to the structure of the Building.

     20.2 Rubbish Removal.  Tenant shall keep the Leased Premises clean.  Tenant
          ---------------
shall not burn any materials or rubbish of any description upon the Leased Premises. Tenant shall keep all accumulated rubbish in covered containers. In the event Tenant fails to keep the Leased Premises in the proper condition after reasonable notice to Tenant, Landlord may cause the same to be done for Tenant and Tenant shall pay the expenses incurred by Landlord on demand, together with interest at the Default Rate, as Additional Rent. Tenant shall, at its sole cost and expense, comply with all present and future laws, orders and regulations of all state, county, federal, municipal governments, departments, commissions and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Landlord. Such separate receptacles may, at Landlord's option, be removed from the Leased Premises in accordance with a collection schedule prescribed by law. Landlord reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash that is not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense using a contractor reasonably satisfactory to

Landlord. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this Article 20.2, and, at Tenant's sole cost and
                            ------------
expense, Tenant shall indemnify, defend and hold Landlord and Landlord's agents and employees harmless (including reasonable legal fees and expenses) from and against, and shall be responsible for, all actions, claims, liabilities and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

                       21.  SUBORDINATION AND ATTORNMENT
                            ----------------------------

     21.1 Subordination.  This Lease and all rights of Tenant hereunder shall
          -------------
be, at the option of Landlord, subordinate to (a) all matters of record, (b) all ground leases, overriding leases and underlying leases (collectively referred to as the "leases") of the Building or the Project now or hereafter
                    ------
existing, (c) all mortgages and deeds of trust (collectively referred to as the "mortgages") which may now or hereafter encumber or affect the Building or the
 ---------
Project, and (d) all renewals, modifications, amendments, replacements and extensions of leases and mortgages and to spreaders and consolidations of the mortgages, whether or not leases or mortgages shall also cover other lands, buildings or leases. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, Superior Lessor or Superior Mortgagee or any of their respective assigns or successors in interest may reasonably request to evidence such subordination, provided such instrument contains nondisturbance language reasonably satisfactory to Tenant. Prior to the Commencement Date, Landlord will obtain from its existing lender a subordination, nondisturbance and attornment agreement in form reasonably acceptable to Tenant and such lender. Any lease to which this Lease is subject and subordinate is called a "Superior Lease" and the lessor under a Superior
                             --------------
Lease or its assigns or successors in interest is called a "Superior Lessor".
                                                            ---------------
Any mortgage to which this Lease is subject and subordinate is called a

"Superior Mortgage" and the holder of a Superior Mortgage is called a
-------------------
"Superior Mortgagee". If Landlord, a Superior Lessor or a Superior Mortgagee
 ------------------
requires that such instruments be executed by Tenant, Tenant's failure to do so within ten (10) business days after request therefor shall be deemed a breach under this Lease. Tenant waives any right to terminate this Lease because of any foreclosure proceedings. Notwithstanding anything to the contrary herein, as a condition to the subordination of Tenant's leasehold interest to a Superior Lessor or Superior Mortgagee, Landlord shall obtain from any such Superior Lessor or Superior Mortgagee a subordination, nondisturbance and attornment agreement in form reasonably satisfactory to Tenant.

     21.2 Attornment.  If any Superior Lessor or Superior Mortgagee (or any
          ----------
purchaser at a foreclosure sale) succeeds to the rights of Landlord under this Lease, whether through possession or foreclosure action, or the delivery of a new lease or deed (a "Successor Landlord"), Tenant shall attorn to and recognize
                      ------------------
such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment.

                           22.  ESTOPPEL CERTIFICATE
                                --------------------

     Tenant shall, whenever requested by Landlord, within twenty (20) days after written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying: (a) that this Lease is unmodified and in full force and effect, (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (b) the dates to which Annual Basic Rent, Additional Rent and other charges are paid in advance, if any; (c) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if any are claimed; (d) that Tenant has paid Landlord the Security Deposit, (e) the Commencement Date and the scheduled expiration date of the Lease Term, (f) the rights (if any) of Tenant to extend or renew this Lease or to expand the Leased Premises and (g) the amount of Annual Basic Rent, Additional Rent and other charges currently payable under this Lease. In addition, such statement shall provide such other information and facts Landlord may reasonably require. Any such statement may be relied upon by any prospective or existing purchaser, ground lessee or mortgagee of all or any portion of the Project, as well as by any other assignee of Landlord's interest in this Lease. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are no uncured defaults in Landlord's performance hereunder; (iii) that Tenant has paid to Landlord the Security Deposit; (iv) that not more than one month's installment of Annual Basic Rent or Additional Rent has been paid in advance; (v) that the Commencement Date and the scheduled expiration date of the Lease Term are as stated therein, (vii) that the Annual Basic Rent, Additional Rent and other charges are as set forth therein, and (viii) that the other information and facts set forth therein are true and correct.

                                   23.  SIGNS
                                        -----

     Landlord shall retain absolute control over the exterior appearance of the Building and the exterior appearance of the Leased Premises as viewed from the public halls. Tenant shall not install, or permit to be installed, any signs, lettering, advertising, or any items that will in any way, in the reasonable opinion of Landlord, adversely alter the exterior appearance of the Building or the exterior appearance of the Leased Premises as viewed from the exterior of the Building. Notwithstanding the foregoing, Landlord shall install, at Tenant's sole cost and expense, letters or numerals at or near the entryway to the Leased Premises provided Tenant obtains Landlord's prior written consent, which shall not be unreasonably withheld, as to size, color, design and location. All such letters or numerals shall be in accordance with the criteria reasonably established by Landlord for the Building and uniformly enforced. Notwithstanding the foregoing, Tenant shall have the right to install the maximum signage permitted by law on the exterior of the building facing the Greenway-Hayden loop and the parking lot, subject to the approval of the City of Scottsdale and Landlord, which consent by Landlord shall not be unreasonably withheld. Landlord hereby approves of Tenant's installation of signage as described in Exhibit "K" hereto.
             -----------

                                 24.  PARKING
                                      -------

     24.1 Parking Facility.  Landlord shall provide, operate and maintain
          ----------------
parking accommodations (the "Parking Accommodations"), together with necessary
                             ----------------------
access, having a capacity adequate in Landlord's opinion to accommodate the requirements of the Building and the Project. No storage of vehicles or parking for more than twenty-four (24) hours shall be allowed without Landlord's prior written consent. Tenant acknowledges and agrees that Landlord shall not be liable for damage, loss or theft of property or injury to persons in, upon or about the Parking Accommodations from any cause whatsoever. Landlord shall have the right to establish, and from time to time change, alter and amend, and to enforce against all users of the Parking Accommodations, such reasonable requirements and restrictions as Landlord deems necessary and advisable for the proper operation and maintenance of the Parking Accommodations, including, without limitation, designation of particular areas for reserved, visitor and/or employee parking as a part of the Rules and Regulations of the Building referenced in Article 31 hereof.
              ----------

     24.2 Parking Spaces.  Tenant is hereby allocated the number of reserved
          --------------
covered, reserved uncovered and unreserved parking spaces designated in Article
                                                                        -------
11.5 hereof, entitling holders to park in either reserved covered, reserved
----
uncovered or unreserved parking spaces, as the case may be, located in the Parking Accommodations located on the Project adjacent to the Leased Premises as designated by Landlord from time to time for use by Tenant, its employees and licensees, and for which Tenant shall pay the monthly charges set forth in
Article 11.6 hereof.  Landlord and Tenant shall execute, prior to the
------------
Commencement Date a Reserved Covered Parking License in the form attached hereto as Exhibit "D", and an Unreserved Parking License in the form attached as
   -----------
Exhibit "F", as applicable.  The unreserved parking spaces shall be available to
-----------
Tenant, its employees and licensees on a "first come, first serve" basis. Holders of parking passes shall not be entitled to park in visitor parking spaces so designated by Landlord, or in any other parking spaces other than those designated by Landlord for use by holders of parking passes.

                                  25.  LIENS
                                       -----

     Tenant shall keep the Leased Premises free and clear of all mechanic's and materialmen's liens. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanics', materialmen's or other lien, charge or order for the payment of money shall be filed or recorded against the Leased Premises, the Project or the Building, or against any other property of Landlord (whether or not such lien, charge or order is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be canceled or discharged of record within thirty (30) days after Tenant shall have received written notice of the filing thereof, or Tenant may, within such thirty (30) day period, furnish to Landlord, a bond pursuant to A.R.S. (S)33-1004 (or any successor statute) and satisfactory to Landlord and all Superior Lessors and Superior Mortgagees against the lien, charge or order, in which case Tenant shall have the right to contest, in good faith, the validity or amount thereof.

                               26.  HOLDING OVER
                                    ------------

     It is agreed that the date of termination of this Lease and the right of Landlord to recover immediate possession of the Leased Premises thereupon is an important and material matter affecting the parties hereto and the rights of third parties, all of which have been specifically considered by Landlord and Tenant. In the event of any continued occupancy or holding over of the Leased Premises without the express written consent of Landlord (which may be withheld by Landlord in its sole and absolute discretion) beyond the expiration or earlier termination of this Lease or of Tenants right to occupy the Leased Premises, whether in whole or in part, or by leaving property on the Leased Premises or otherwise, this Lease shall be deemed a monthly tenancy and Tenant shall pay one and one half (1 1/2) times the Annual Basic Rent then in effect, in advance at the beginning of the hold-over month(s), plus any Additional Rent or other charges or payments contemplated in this Lease, and any other reasonable costs, expenses, damages, liabilities and attorneys' fees incurred by Landlord on account of Tenant's holding over. Landlord shall promptly notify Tenant of any letter of intent and lease for the Leased Premises.

                             27.  ATTORNEYS' FEES
                                  ---------------

     Tenant shall pay to Landlord all reasonable amounts for costs (including reasonable attorneys' fees) incurred by Landlord in connection with any breach or default by Tenant under this Lease. Such amounts shall be payable within five (5) days after receipt by Tenant of Landlord's statement. In addition, if any action shall be instituted by either of the parties hereto for the enforcement or interpretation of any of their respective rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in such action and any appeal therefrom, including reasonable attorneys' fees to be fixed by the court. Further, should Landlord be made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorneys' fees incurred by or imposed upon Landlord in connection with such litigation.

                       28.  RESERVED RIGHTS OF LANDLORD
                            ---------------------------

     Landlord reserves the following rights, exercisable without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim:


     (a) To name the Building and the Project and to change the name or street address of the Building or the Project (provided Landlord provides reasonable notice thereof to Tenant and pays all of Tenant's reasonable costs in connection therewith);

     (b) To install and maintain all signs, except the Tenant's signs, on the exterior and interior of the Building and the Project;

     (c) To designate all sources furnishing sign painting and lettering;

     (d) To have pass keys to the Leased Premises and all doors therein, excluding Tenant's vaults and safes;

     (e) On reasonable prior notice to Tenant, to exhibit the Leased Premises to any prospective purchaser, mortgagee, or assignee of any mortgage on the Building or the Project and to others having interest therein at any time during the Lease Term, and to prospective Tenants during the last six (6) months of the Lease Term;

     (f) To take any and all measures, including entering the Leased Premises for the purposes of making inspections, repairs, alterations, additions and improvements to the Leased Premises or to the Building (including, for the purposes of checking, calibrating, adjusting and balancing controls and other parts of the Building systems) as may be necessary or desirable for the operation, improvement, safety, protection or preservation of the Leased Premises or the Building, or in order to comply with all laws, orders and requirements of governmental or other authorities, or as may otherwise be permitted or required by this Lease; provided, however, that Landlord shall endeavor (except in an emergency) to minimize interference with Tenant's business in the Leased Premises;

     (g) To relocate various facilities within the Building and/or the Project if Landlord shall determine such relocation to be in the best interest of the development of the Building and/or the Project, provided, that such relocation shall not materially restrict access to the Leased Premises;

     (h) To change the nature, extent, arrangement, use and location of the Building Common Areas and the Project Common Areas;

     (i) To make alterations or additions to (but not to build additional stories on) the Building and to build additional buildings or improvements on the Project; and

     (j) To install vending machines of all kinds in the Leased Premises and the Building, and to receive all of the revenue derived therefrom, provided, however, that no vending machines shall be installed by Landlord in the Leased Premises unless Tenant so requests.

Landlord further reserves the exclusive right to the roof of the Building. No easement for light, air, or view is included in the leasing of the Leased Premises to Tenant. Accordingly, any diminution or shutting off of light, air or view by any structure which may be erected on the Project or other properties in the vicinity of the Building shall in no way affect this Lease or impose any liability upon Landlord. Notwithstanding anything to the contrary herein, Landlord shall not exercise any of the foregoing rights to the extent such exercise would apply discriminatorily to Tenant, unreasonably interfere with Tenant's use of the Leased Premises or Tenant's parking rights or materially increase the obligations or decrease the rights of Tenant under this Lease.

                              29.  EMINENT DOMAIN
                                   --------------

     29.1 Taking.  If the whole of the Building is lawfully and permanently
          ------
taken by condemnation or any other manner for any public or quasi-public purpose, or by deed in lieu thereof, this Lease shall terminate as of the date of vesting of title in such condemning authority and the Annual Basic Rent and Additional Rent shall be pro rated to such date. If any part of the Building is so taken, or if the whole of the Building is taken, but not permanently, then this Lease shall be unaffected thereby, except that (a) Landlord may terminate this Lease by notice to Tenant within ninety (90) days after the date of vesting of title in the condemning authority, and (b) if any portion of the Leased Premises shall be permanently taken and the remaining portion of the Leased Premises shall not be reasonably sufficient for Tenant to continue operation of its business, Tenant may terminate this Lease by notice to Landlord within ninety (90) days after the date of vesting of title in such condemning authority. This Lease shall terminate on the thirtieth (30th) day after receipt by Landlord of such notice, by which date Tenant shall vacate and surrender the Leased Premises to Landlord. The Annual Basic Rent and Additional Rent shall be pro rated to the earlier of the termination of this Lease or such date as Tenant is required to vacate the Leased Premises by reason of the taking. If this Lease is not terminated as a result of a partial taking of the Leased Premises, the Annual Basic Rent and Additional Rent shall be equitably adjusted according to the rentable area of the Leased Premises and Building remaining.

     29.2 Award.  In the event of a taking of all or any part of the Building or
          -----
the Project, all of the proceeds or the award, judgment, settlement or damages payable by the condemning authority shall be and remain the sole and exclusive property of Landlord, and Tenant hereby assigns all of its right, title and interest in and to any such award, judgment, settlement or damages to Landlord. Tenant shall, however, have the right, to the extent that the same shall not reduce or prejudice amounts properly payable to Landlord, to claim from the condemning authority, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for relocation benefits, moving expenses, and damage to Tenant's personal property and trade fixtures.

                                  30.  NOTICES
                                       -------

     Any notice or communication given under the terms of this Lease shall be in writing and shall be delivered in person, sent by any public or private express delivery service or deposited with the United States Postal Service or a successor agency, certified or registered mail, return receipt requested, postage pre-paid, addressed as set forth in the Basic Provisions, or at such other address as a party may from time to time designate by notice hereunder. Notice shall be effective upon delivery. The inability to deliver a notice because of a changed address of which no notice was given or a rejection or other refusal to accept any notice shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by Landlord may be given by the legal counsel and/or the authorized agent of Landlord.

                           31.  RULES AND REGULATIONS
                                ---------------------

     Tenant shall abide by all rules and regulations (the "Rules and
                                                           ---------
Regulations") of the Building and the Project imposed by Landlord, as attached hereto as Exhibit "I" or as may hereafter be issued by Landlord. Such Rules and
          -----------
Regulations are imposed to enhance the cleanliness, appearance, maintenance, order and use of the Leased Premises, the Building and the Project, and the proper enjoyment of the Building and the Project by all tenants and their clients, customers and employees. The Rules and Regulations may be changed from time to time upon ten (10) days notice to Tenant. Breach of the Rules and Regulations, by Tenant shall constitute an Event of Default if such breach is not fully cured within the applicable cure period after written notice to Tenant by Landlord. Landlord shall not be responsible to Tenant for nonperformance by any other tenant, occupant or invitee of the Building or the Project of any Rules or Regulations. Notwithstanding the foregoing, Tenant shall not be required to comply with any new rule or regulation unless the same applies non-discriminatorily to all occupants of the Project, does not unreasonably interfere with Tenant's use of the Leased Premises or Tenant's parking rights and does not materially increase the obligations or decrease the rights of Tenant under this Lease.

                          32.  ACCORD AND SATISFACTION
                               -----------------------

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Annual Base Rent and Additional Rent (jointly called "Rent" in this Article 32), shall be deemed to be other than on account of the
-----          ----------
earliest stipulated Rent due and not yet paid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy in this Lease. No receipt of money by Landlord from Tenant after the termination of this Lease, after the service of any notice relating to the termination of this Lease, after the commencement of any suit, or after final judgment for possession of the Leased Premises, shall reinstate, continue or extend the Lease Term or affect any such notice, demand, suit or judgment.

                           33.  BANKRUPTCY OF TENANT
                                --------------------

     33.1 Chapter 7.  If a petition is filed by, or an order for relief is
          ---------
entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of

Articles 33.2 and 33.4 below are satisfied.  If the trustee fails to elect to
----------------------
assume this Lease for the purpose of assigning it within sixty (60) days after appointment, this Lease will be deemed to have been rejected. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the conditions hereinafter stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease will be terminated. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive.

     33.2 Chapters 11 and 13.  If Tenant files a petition for reorganization
          ------------------
under Chapters 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and Tenant's trustee or Tenant as a debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

          (a) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this Article 33.2, that;
                                                   ------------

                (1) The trustee will cure all monetary defaults under this Lease within a reasonable period from the date of the assumption; and

                (2) The trustee will cure all non-monetary defaults under this Lease within a reasonable period from the date of the assumption.

          (b) The trustee or the debtor-in-possession has compensated Landlord, or has provided to Landlord adequate assurance, as defined in this Article 33.2,
                                                                   ------------
that within a reasonable period from the date of the assumption Landlord will be compensated for any pecuniary loss it incurred arising from the default of Tenant, the trustee, or the debtor-in-possession as recited in Landlord's written statement of pecuniary loss sent to the trustee or the debtor-in-possession. For purposes of this Lease, pecuniary loss shall include all reasonable attorneys' fees and court costs incurred by Landlord in connection with any bankruptcy proceeding filed by or against Tenant.

          (c) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under the Lease; provided, however, that:

                (1) The trustee or debtor-in-possession will also deposit with Landlord as security for the timely payment of Annual Basic Rent and Additional Rent, an amount equal to three months Annual Basic Rent and Additional Rent accruing under this Lease.

                (2) If not otherwise required by the terms of this Lease, the trustee or the debtor-in-possession will also pay in advance, on each day that the Annual Basic Rent is payable, one-twelfth of Tenant's estimated annual obligations under the Lease for the Additional Rent.

                (3) From and after the date of the assumption of this Lease, the trustee or the debtor-in-possession will pay the Annual Basic Rent and Additional Rent as provided in Article 5 above.
                               ---------

                (4) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

          (d) Landlord has determined that the assumption of the Lease will not:

                (1) Breach any provisions in any other lease, mortgage, financing agreement, or other agreement by which Landlord is bound relating to the Project; or

                (2) Disrupt, in Landlord's judgment, the tenant mix of the Building or the Project or any other attempt by Landlord to provide a specific variety of Tenants in the Building or the Project that, in Landlord's judgment, would be most beneficial to all of the tenants of the Building and the Project and would enhance the image, reputation, and profitability of the Building and the Project.

          (e) For purposes of this Article 33.2 "adequate assurance" means that:
                                   ------------  ------------------

                (1) Landlord will determine that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds to fulfill Tenant's obligations under this Lease and to keep the Leased Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Leased Premises; and

                (2) An order will have been entered segregating sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest will have been granted in property of Tenant, trustee, or debtor-in-possession that is acceptable for value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure the monetary or non-monetary defaults under this Lease within the time periods set forth above.

     33.3 Landlord's Right to Terminate.  In the event that this Lease is
          -----------------------------
assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of Article 33.2 above and, thereafter, Tenant is either
                        ------------
adjudicated a bankrupt or files a subsequent petition for arrangement under chapter 11 of the Bankruptcy Code, then Landlord may terminate, at its option, this Lease and all Tenant's rights under it, by giving written notice of Landlord's election to terminate.

     33.4 Assignment by Trustee.  If the trustee or the debtor-in-possession has
          ---------------------
assumed the Lease, under the terms of Article 33.1 or 33.2 above, and elects to
                                      --------------------
assign Tenant's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only if Landlord acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this Article 33.4, of future performance of all of the
                              ------------
terms, covenants, and conditions of this Lease to be performed by Tenant.

     33.5 Adequate Assurance.  For the purposes of this Article 33 "adequate
          ------------------                            ----------  --------
assurance of future performance" means that Landlord has ascertained that each
-------------------------------
of the following conditions has been satisfied:

          (1) The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease;

          (2) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness;

          (3) Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound, to enable Landlord to permit the assignment;

          (4) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Leased Premises, the charges will not be less than the Annual Basic Rent and Additional Rent.

     33.6 Consent of Landlord.  Neither Tenant's interest in the Lease nor any
          -------------------
estate of Tenant created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord consents in writing to the transfer. Landlord's acceptance of Annual Basic Rent or Additional Rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without that consent.

                           34.  HAZARDOUS MATERIALS
                                -------------------

     34.1 Hazardous Materials Laws.  "Hazardous Materials Laws" means any and
          ------------------------    ------------------------
all federal, state or local laws, ordinances, rules, decrees, orders, regulations or court decisions (including the so-called "common-law") relating
                                                         ----------
to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Premises, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, 42
                                                   ------
U.S.C. (S)9601, et seq., the Resource Conversation and Recovery Act ("RCRA"), 42
                                                                      ----
U.S.C. (S)6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C.
(S)1801, et seq., any amendments to the foregoing, and any similar federal, state or local laws, ordinances, rules, decrees, orders or regulations.

     34.2 Hazardous Materials.  "Hazardous Materials" means any chemical,
          -------------------    -------------------
compound, material, substance or other matter that: (i) is a flammable explosive, asbestos, radioactive material, nuclear medicine material, drug, vaccine, bacteria, virus, hazardous waste, toxic substance, petroleum product, or related injurious or potentially injurious material, whether injurious or potentially injurious by itself or in combination with other materials; (ii) is controlled, designated in or governed by any Hazardous Materials Law; (iii) gives rise to any reporting, notice or publication requirements under any Hazardous Materials Law; or (iv) gives rise to any liability, responsibility or duty on the part of Tenant or Landlord with respect to any third person under any Hazardous Materials Law.

     34.3 Use.  Tenant and its agents, employees, contractors and invitees shall
          ---
not use, generate, release, store, bring onto or otherwise dispose of, on, under or about, or transport from, the Leased Premises, the Building or the Project, any Hazardous Materials unless: (a) such use is specifically disclosed to and approved by Landlord in writing prior to such use, (b) such use is conducted in compliance with the provisions of this Article 34, or (c) such use is of normal
                                       ----------
amounts of Hazardous Materials normally found in general office uses and used in accordance with all Hazardous Materials Laws. Landlord may approve such use subject to reasonable conditions to protect the Leased Premises, the Building or the Project, and Landlord's interests. Landlord may withhold approval if Landlord determines that such proposed use involves a material risk of a release or discharge of Hazardous Materials or a violation of any Hazardous Materials Laws or that Tenant has not provided reasonable assurances of its ability to remedy such a violation and fulfill its obligations under this Article 34.
                                                               ----------

     34.4 Compliance With Laws.  Tenant shall strictly comply with all Hazardous
          --------------------
Materials Laws. Tenant shall obtain and maintain in full force and effect all permits, licenses and other governmental approvals required for Tenant's operations on the Leased Premises under any Hazardous Materials Laws and shall comply with all terms and conditions thereof. At Landlord's request, Tenant shall deliver copies of, or allow Landlord to inspect, all such permits, licenses and approvals. Tenant shall perform any monitoring, investigation, clean-up, removal and other remedial work (collectively, "Remedial Work") required as a result of any
                              -------------
release or discharge of Hazardous Materials affecting the Leased Premises, the Building or the Project, or any violation of Hazardous Materials Laws in any such case by Tenant or any assignee or sublessee of Tenant or their respective agents, contractors, employees, licensees, or invitees. Landlord shall have the right to intervene in any governmental action or proceeding involving any Remedial Work, and to approve performance of the work, in order to protect Landlord's interests.

     34.5 Compliance With Insurance Requirements.  Tenant shall comply with the
          --------------------------------------
requirements of Landlord's and Tenant's respective insurers regarding Tenant's use of Hazardous Materials and with such insurers' recommendations based upon prudent industry practices regarding management of Hazardous Materials.

     34.6 Notice; Reporting.  Tenant shall notify Landlord, in writing, within
          -----------------
two (2) days after any of the following: (a) Tenant's knowledge of a release or discharge of any Hazardous Material, whether or not the release or discharge is in quantities that would otherwise be reportable to a public agency; (b) Tenant's receipt of any order of a governmental agency requiring any Remedial Work pursuant to any Hazardous Materials Laws; (c) Tenant's receipt of any warning, notice of inspection, notice of violation or alleged violation, or Tenant's receipt of notice or knowledge of any proceeding, investigation of enforcement action, pursuant to any Hazardous Materials Laws; or (d) Tenant's receipt of notice or knowledge of any claims made or threatened by any third party against Tenant or the Leased Premises, the Building or the Project, relating to any loss or injury resulting from Hazardous Materials. Tenant shall deliver to Landlord copies of all test results, reports and business or management plans required to be filed with any governmental agency pursuant to any Hazardous Materials Laws.

     34.7 Termination; Expiration.  Upon the termination or expiration of this
          -----------------------
Lease, Tenant shall remove any equipment, improvements or storage facilities utilized by Tenant in connection with any Hazardous Materials used by Tenant and shall, clean up, detoxify, repair and otherwise restore the Leased Premises to a condition free of Hazardous Materials used by Tenant, to the extent required by Hazardous Materials Laws.

     34.8 Indemnity.  Tenant shall protect, indemnify, defend and hold Landlord
          ---------
harmless from and against, and shall be responsible for, any and all claims, costs, expenses, suits, judgments, actions, investigations, proceedings and liabilities arising out of or in connection with any breach of any provisions of this Article 34 or directly or indirectly arising out of the use, generation,
     ----------
storage, release, disposal or transportation of Hazardous Materials by Tenant or any sublessee or assignee of Tenant, or their respective agents, contractors, employees, licensees, or invitees, on, under or about the Leased Premises, the Building or the Project during the Lease Term or Tenant's occupancy of the Leased Premises in violation of applicable laws or this Lease, including, but not limited to, all foreseeable and unforeseeable consequential damages and the cost of any Remedial Work. The consent by Landlord to the use, generation, storage, release, disposal or transportation of Hazardous Materials shall not excuse Tenant from Tenant's indemnification obligations pursuant to this Article
                                                                         -------
34. The foregoing indemnity, as to Hazardous Materials only, shall be in lieu of
--
the indemnification provisions of Article 16 of this Lease. Tenant's and
                                  ----------
Landlord's obligations pursuant to this Article 34 shall survive the termination
                                        ----------
or expiration of this Lease. To the actual knowledge of Landlord, without inquiry or the duty to inquire, (a) no Hazardous Material is present on the Project or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on the Project, and (c) no action, proceeding or claim is pending or threatened regarding the Project concerning any Hazardous Material or pursuant to any Hazardous Materials Laws. Under no circumstance shall Tenant be liable for, and Landlord shall release Tenant, its agents, contractors, stockholders, directors, successors, representatives, and assigns for, from and against all losses, costs, claims, liabilities and damages (including attorneys' fees and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material present at any time on or about the Project, or the soil, air, improvements, groundwater or surface water thereof, or in violation of any laws, orders or regulations, relating to any such Hazardous Material, except to the extent that any of the foregoing results from Tenant's or its agents', employees', contractors' or invitees' discharge, release, use, transporting or disposal of Hazardous Materials. The indemnity in this Article 34 constitutes the entire agreement of Landlord and
                  ----------
Tenant regarding indemnification for Hazardous Materials. No other provision of this Lease shall be deemed to apply thereto.

     34.9 Assignment; Subletting.  If Landlord's consent is required for an
          ----------------------
assignment of this Lease or a subletting of the Leased Premises, Landlord shall have the right to refuse such consent if the possibility of a release of Hazardous Materials is substantial as a result of the assignment or sublease or if Landlord does not receive reasonable assurances that the new tenant has the experience and the financial ability to remedy a violation of the Hazardous Materials Laws and fulfill its obligations under this Article 34.
           ----------

     34.10  Entry and Inspection; Cure.  Landlord and its agents, employees and
            --------------------------
contractors, shall have the right, but not the obligation, to enter the Leased Premises at all reasonable times to inspect the Leased Premises and Tenant's compliance with the terms and conditions of this Article 34, or to conduct
                                                 ----------
investigations and tests. No prior notice to Tenant shall be required in the event of an emergency, or if Landlord has reasonable cause to believe that violations of this Article 34 have occurred, or if Tenant consents at the time
                   ----------
of entry. In all other cases, Landlord shall give at least twenty-four (24) hours prior notice to Tenant. Landlord shall have the right, but not the obligation, to remedy any violation by Tenant of the provisions of this Article
                                                                        -------
34 or to perform any Remedial Work related to Tenant's or its agents',
--
employees', contractors' or invitees' use of Hazardous Materials which is necessary or appropriate as a result of any governmental order, investigation or proceeding. Tenant shall pay, upon demand, as Additional Rent, all costs incurred by Landlord in remedying such violations or performing all such Remedial Work, plus interest thereon at the Default Rate from the date of demand until the date received by Landlord.

     34.11  Event of Default.  The release or discharge of any Hazardous
            ----------------
Material or the violation of any Hazardous Materials Law shall constitute a default by Tenant under this Lease. In addition to and not in lieu of the remedies available under this Lease as a result of such Event of Default, Landlord shall have the right, without terminating this Lease, to require Tenant to suspend its operations and activities on the Leased Premises until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed and Landlord's election of this remedy shall not constitute a waiver of Landlord's right thereafter to pursue the other remedies set forth in this Lease.

                              35.  MISCELLANEOUS
                                   -------------

     35.1 Entire Agreement, Amendments.  This Lease and any Exhibits and Riders
          ----------------------------
attached hereto and forming a part hereof, set forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, representations, warranties, conditions or understandings either oral or written between them other than as contained in this Lease. Except as otherwise provided in this Lease, no subsequent alteration, amendment, change or addition to this Lease shall be binding unless it is in writing and signed by both Landlord and Tenant.

     35.2 Time of the Essence.  Time is of the essence of each and every term,
          -------------------
covenant and condition of this Lease.

     35.3 Binding Effect.  The covenants and conditions of this Lease shall,
          --------------
subject to the restrictions on assignment and subletting, apply to and bind the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

     35.4 Recordation.  Neither this Lease nor any memorandum hereof shall be
          -----------
recorded by Tenant. At the sole option of Landlord, Tenant and Landlord shall execute, and Landlord may record, a short form memorandum of this Lease in form and substance satisfactory to Landlord.

     35.5 Governing Law.  This Lease and all the terms and conditions thereof
          -------------
shall be governed by and construed in accordance with the laws of the State of Arizona.

     35.6 Defined Terms and Paragraph Headings.  The words "Landlord" and
          ------------------------------------              --------
"Tenant" as used in this Lease shall include the plural as well as the singular.
-------
Words used in masculine gender include the feminine and neuter. If there is more than one Tenant, the obligations in this Lease imposed upon Tenant shall be joint and several. The paragraph headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     35.7 Representations and Warranties of Tenant.  Tenant represents and
          ----------------------------------------
warrants to Landlord as follows:

          (a) Tenant has been duly organized, is validly existing, and is in good standing under the laws of its State of Delaware and is qualified to transact business in Arizona. All necessary action on the part of Tenant has been taken to authorize the execution, delivery and performance of this Lease and of the other documents, instruments and agreements, if any, provided for herein. The persons who have executed this Lease on behalf of Tenant are duly authorized to do so;

          (b) This Lease constitutes the legal, valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, general principles of equity, whether enforceability is considered in a proceeding in equity or at law, and to the qualification that certain waivers, procedures, remedies and other provisions of this Lease may be unenforceable under or limited by applicable law, however, none of the foregoing shall prevent the practical realization to Landlord of the benefits intended by this Lease; and

          (c) To the best of its knowledge, Tenant is not, and the execution, delivery and performance of this Lease and the documents, instruments and agreements, if any, provided for herein will not result in any breach of or default under any other document, instrument or agreement to which Tenant is a party or by which Tenant is subject or bound, that would have a material adverse effect on Tenant's ability to perform its obligations hereunder.

     35.8 No Waiver.  The failure of either party to insist in any one or more
          ---------
instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission.

     35.9 Severability.  If any clause or provision of this Lease is or becomes
          ------------
illegal or unenforceable because of any present or future law or regulation of any governmental body or entity effective during the Lease Term, the intention of the parties is that the remaining provisions of this Lease shall not be affected thereby.

     35.10  Exhibits.  If any provision contained in an Exhibit, Rider or
            --------
Addenda to this Lease is inconsistent with any other provision of this Lease, the provision contained in this Lease shall supersede the provisions contained in such Exhibit, Rider or Addenda, unless otherwise provided.

     35.11  Fair Meaning.  The language of this Lease shall be construed to its
            ------------
normal and usual meaning and not strictly for or against either Landlord or Tenant. Landlord and Tenant acknowledge and agree that each party has reviewed and revised this Lease and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Lease, or any Exhibits, Riders or amendments hereto.

     35.12  No Merger.  The voluntary or other surrender of this Lease by Tenant
            ---------
or a mutual cancellation of this Lease shall not work as a merger and shall, at Landlord's option, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

     35.13  Force Majeure.  Any prevention, delay or stoppage due to strikes,
            -------------
lockouts, labor disputes, acts of God, inability to obtain labor or materials for reasonable substitutes therefor, governmental restrictions, regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty and other causes beyond the reasonable control of Landlord shall excuse the Landlord's performance hereunder for the period of any such prevention, delay, or stoppage.

     35.14  Government Energy or Utility Controls.  In the event of the
            -------------------------------------
imposition of federal, state or local governmental controls, rules, regulations or restrictions on the use or consumption of energy or other utilities during the Lease Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation of any governmental control, rule, regulation or restriction between Landlord and Tenant, the interpretation of Landlord shall prevail, and Landlord shall have the right to enforce compliance, including the right of entry into the Leased Premises to effect compliance.

     35.15  Shoring.  If any excavation or construction is made adjacent to,
            -------
upon or within the Building, or any part thereof, Tenant shall afford to any and all persons causing or authorized to cause such excavation or construction license to enter onto the Leased Premises for the purpose of doing such work as such persons shall deem necessary to preserve the Building or any portion thereof from injury or damage and to support the same by proper foundations, braces and supports without any claim for damages, indemnity or abatement of Annual Basic Rent or Additional Rent or for a constructive or actual eviction of Tenant. Such entry shall be subject to the provisions of Article 17 hereof.
                                                          ----------

     35.16  Transfer of Landlord's Interest.  The term "Landlord" as used in
            -------------------------------             --------
this Lease, insofar as the covenants or agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlord's interest in this Lease at the time in question. Upon any transfer or transfers of such interest, the Landlord herein named (and in the case of any subsequent transfer, the then transferor) shall thereafter be relieved of all liability for the performance of any covenants or agreements on the part of the Landlord contained in this Lease to be performed thereafter, provided any transferees assume in writing future obligations of Landlord hereunder.

     35.17  Limitation on Landlord's Liability.  If Landlord becomes obligated
            ----------------------------------
to pay Tenant any judgment arising out of any failure by the Landlord to perform or observe any of the terms, covenants, conditions or provisions to be performed or observed by Landlord under this Lease, Tenant shall be limited in the satisfaction of such judgment solely to Landlord's interest in the Building and the Project or any proceeds arising from the sale thereof and no other property or assets of Landlord or the individual partners, directors, officers or shareholders of Landlord or its constituent partners shall be subject to levy, execution or other enforcement procedure whatsoever for the satisfaction of any such money judgment.

     35.18  Brokerage Fees.  Tenant warrants and represents that it has not
            --------------
dealt with any realtor, broker or agent in connection with this Lease except the Broker identified in Article 11.8 above. Tenant shall indemnify, defend and hold
                     ------------
Landlord harmless from and against, and shall be responsible for, any cost, expense or liability (including the cost of suit and reasonable attorneys' fees) for any compensation, commission or charges claimed by any other realtor, broker or agent in connection with this Lease or by reason of any act of Tenant.

     35.19  Continuing Obligations.  All obligations of Landlord and Tenant
            ----------------------
hereunder not fully performed as of the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease, including, without limitation, all payment obligations with respect to Annual Basic Rent, Additional Rent and all obligations concerning the condition of the Premises.

     35.20  Reasonable Consents.  Whenever this Lease requires an approval,
            -------------------
consent, determination or judgment by either Landlord or Tenant, unless another standard is expressly set forth, such approval, consent, determination or judgment shall be reasonable and shall not be unreasonably withheld or delayed. Any expenditure by a party permitted or required under this Lease, for which such party demands reimbursement, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party.


     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date and year first above written.

                              LANDLORD:

                              SEOC I Limited Partnership, an Arizona limited partnership

                              By:   Cavan Investments, Ltd., an Arizona
                                    corporation, its General Partner



                                    By:  /s/ David V. Cavan
                                       --------------------------------------
                                    Name:    David V. Cavan
                                       --------------------------------------
                                    Its:     President
                                       --------------------------------------

                              TENANT:

                              CBT SYSTEMS USA, LTD., a Delaware corporation



                              By:  /s/ James J. Buckley
                                 ----------------------------------------
                              Name:    James J. Buckley
                                   --------------------------------------
                              Its:     President & CEO
                                  ---------------------------------------

Witness for purposes of
Power of Attorney:


                              By:  /s/ Gregory M. Priest
Witness  /s/ Greg Porto          ----------------------------------------
Name:    Greg Porto           Name:    Gregory M. Priest
                                   --------------------------------------
                              Its: VP, Finance, CFO & Assistant Secretary
                                  ---------------------------------------

If Tenant is a CORPORATION, the
               -----------
authorized officers must sign on
behalf of the corporation and
indicate the capacity in which
they are signing.  The Lease must
be executed by the president or
vice president and the secretary
               ---
or assistant secretary, unless the
                        ------
bylaws or a resolution of the
board of directors shall otherwise
provide, in which event, the bylaws
or a certified copy of the resolution,
as the case may be, must be attached
to this Lease.

                                   RIDER "1"
                                   ---------

     Rider 1 to Lease dated December 31, 1997, between SEOC I LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and CBT SYSTEMS
                                                   --------
     USA, LTD., a Delaware corporation ("Tenant").
                                         ------


     1.   Option to Extend.  Provided that an Event of Default does not then
          ----------------
exist at the time of exercise, then Tenant shall have, and is hereby granted, the option to extend the Initial Term for one (1) additional period of five (5) years. Except as set forth in Section 2 of this Rider, Tenant's occupancy of
                               ---------
the Leased Premises during the Renewal Term shall be governed by all of the terms, conditions, covenants and provisions of the Lease to which this Rider is attached except that Tenant shall have no further option to extend the Initial Term after the expiration of the Renewal Term. If Tenant desires to exercise its option to extend the Initial Term, it must give Landlord notice in writing ("Option Notice") of its intent to do so at least nine (9) months, but not more
  -------------
than twenty-four (24) months prior to the expiration of the Initial Term. For the purposes of the Lease to which this Rider is attached, the phrase "Lease
                                                                       -----
Term" shall be deemed to refer to  the Initial Term and the Renewal Term to the
----
extent applicable.

     2.   Amendment to Basic Provisions.  In the event Tenant exercises such
          -----------------------------
option to extend, the following terms shall apply:

          (a) Lease Term.  Article 1.10 of the Lease entitled "Lease Term" is
              ----------   ------------                        ----------
hereby deleted and replaced with the following:

              1.10 Lease Term.
                   ----------

                   (a) Initial Term:  Five (5) years and one (1) month;
                       ------------

                   (b)  Renewal Term:  Five (5) years.
                        ------------

          (b) Annual Basic Rent.  Article 1.12 of the Lease entitled "Annual
              -----------------   ------------                        ------
Basic Rent" is hereby deleted and replaced with the following:
----------

              1.12  Annual Basic Rent.
                    -----------------

                    (a) Initial Term: LEASE MONTH 1: No charge for Basic Rent; LEASE MONTHS 2-37: $30,898.29 per month based upon a rental rate of $14.50 per rentable square foot; LEASE MONTHS 38-61: $32,496.48 per month based upon a rental rate of $15.25 per rentable square foot. Landlord and Tenant shall have fifteen (15) business days after Landlord receives the Option Notice within which to agree on the Annual Basic Rental for the Renewal Term based upon the "THEN FAIR MARKET RENTAL VALUE OF THE PREMISES" as defined below. If the
----------------------------------------------
parties agree on the Annual Basic Rental for the Renewal Term within fifteen
(15) business days, they shall amend this Lease by stating the Annual Basic Rental for the Renewal Term.

                    (b) If they are unable to agree on the Annual Basic Rental for the Renewal Term within the fifteen (15) business day period, then the Annual Basic Rental shall be the "THEN FAIR MARKET RENTAL VALUE OF THE PREMISES"
                                  ---------------------------------------------
as determined in accordance with this Rider.

                    (c) The "THEN FAIR MARKET RENTAL VALUE OF THE PREMISES"
                             ---------------------------------------------
means what a landlord under no compulsion to lease the Premises and a tenant under no compulsion to lease the Premises, would determine as rent for the Renewal Term, as of the commencement of the Renewal Term, taking into consideration the use permitted under the Lease, the quality, size, shape, design and location of the Premises within the Building and the location of the Building.

                    (d) Within seven (7) business days after the expiration of the fifteen (15) business day period set forth in Subsection 1.13 above, Landlord and Tenant shall each appoint a real estate appraiser with at least five (5) full years full-time commercial appraisal experience in the area in which the Premises are located to appraise the then fair market rental value of the Premises. If either the Landlord or the Tenant does not appoint an appraiser within ten (10) days after the other has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the then fair market rental value of the Premises. If two (2) appraisers are appointed pursuant to this paragraph, they shall meet promptly and attempt to set the then fair market rental value of the Premises. If they are unable to agree within the thirty (30) days after the second appraiser has been appointed, they shall attempt to elect

                                   Rider 1-1
a third appraiser meeting the qualifications stated in this paragraph within ten
(10) days after the last day the two (2) appraisers are given to set the then fair market rental value of the Premises. If they are unable to agree on the third appraiser, either the Landlord or Tenant may petition the presiding civil court judge of the Maricopa County Superior Court for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each party shall pay the cost of its own appraiser and one half (1/2) of the cost of the third appraiser.

          Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the then fair market rental value of the Premises. If a majority of the appraisers are unable to set the then fair market rental value of the Premises within thirty (30) days after selection of the third appraiser, the three (3) appraisals shall be averaged and the average shall be the then fair market rental value of the Premises.

     3.   Definitions.  Capitalized terms used in this Rider without definition
          -----------
shall have the definition assigned to such terms in the Lease to which this Rider is attached, unless the context requires otherwise.

     4.   Full Force and Effect.  Except as specifically modified by this Rider,
          ---------------------
the Lease to which this Rider is attached remains in full force and effect.



---------------------------------   ---------------------------------
Landlord's Initials                 Tenant's Initials


                                   Rider 1-2

                                   RIDER "2"
                                   ---------

     Rider 2 to Lease dated December ____, 1997, between SEOC I LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and CBT SYSTEMS
                                                   --------
     USA, LTD., a Delaware corporation ("Tenant").
                                         ------


     1.   Right of First Refusal to Lease.  Provided that any Event of Default
          -------------------------------
does not exist at the time of exercise, then at such time as Landlord receives a lease proposal (the "Proposal") from a specific bona fide prospective tenant to
                     --------
lease all or any portion of the office space in the Project that is currently leased (or negotiated to be leased) to Safe Ride or Mayo Clinic or any other space in the Building (the "Refusal Space"), which Proposal Landlord is willing
                            -------------
to accept (except for the portions of Building E which are vacant as of the date of this Lease, as to the initial leasing of such space, in which case Landlord will notify Tenant of the Proposal, whether Landlord is willing to accept such Proposal or not, Landlord shall notify Tenant of the Proposal (the "Proposal
                                                                    --------
Notice") and Tenant shall have an option (the "Option"), exercisable by written
------                                         ------
notice to Landlord within ten (10) business days (the (3) business days in case of Building E space) after receipt of the Proposal Notice to lease all of the Refusal Space upon the same terms and conditions as are contained in the Proposal, except that the term shall be continuous with the term of this Lease and otherwise be substantially the same as the terms and conditions of this Lease. Promptly after Tenant exercises the Option, Landlord and Tenant shall execute a supplemental agreement to this Lease, in a form satisfactory to Landlord and Tenant, incorporating the Refusal Space as part of the Leased Premises. If Tenant does not timely exercise the Option, or if Tenant does not execute a supplemental agreement to this Lease within thirty (30) days (seven
(7) business days in case of portions of Building E which are vacant, as of the date of this Lease as to the initial leasing of such space) after notice by Tenant to Landlord of its election to exercise the Option (and both Landlord and Tenant agree to use all reasonable efforts to accomplish same), the Option shall be deemed waived and Landlord may enter into an agreement with the specific bona fide prospective tenant who submitted the Proposal without liability to Tenant, provided that such lease is on terms not materially more favorable to such party than those contained in the Proposal and provided that such lease is consummated within ninety (90) days after the waiver of the Option. If Landlord does not lease the Refusal Space within ninety (90) days after the expiration of said ten
(10) business day period, any further transaction shall be deemed a new determination by Landlord to lease such space and the provisions of this paragraph shall again be applicable. Tenant's right of first refusal shall be continuous during the entire Term. Tenant's rejection of any particular offer shall not relieve Landlord of its obligation to again offer any Refusal Space to Tenant at any time that the Refusal Space subsequently becomes available. Landlord represents that the Refusal Space is currently subject only to the following leases and other rights, and agrees that Landlord shall not grant any such rights in the Refusal Space except such rights that are expressly subject to Tenant's right hereunder: Landlord's lease with Mayo Clinic and Landlord's lease with Safe Ride Services, Inc.

     2.   Rights Personal to Tenant.  The rights granted to Tenant pursuant to
          -------------------------
this Rider "2" are personal to the originally named Tenant, except for a Permitted Transfer, and shall automatically terminate upon the assignment of the Lease or upon a sublease of the entire Leased Premises for the balance of the Term.

     3.   Definitions.  Capitalized terms used in this Rider without definition
          -----------
shall have the definition assigned to such terms in the Lease to which this Rider is attached, unless the context requires otherwise.

     4.   Full Force and Effect.  Except as specifically modified by this Rider,
          ---------------------
the Lease to which this Rider is attached remains in full force and effect.




Landlord's Initials                 Tenant's Initials for CBT Systems USA Ltd



                                   Rider 2-1

                                  EXHIBIT "A"
                                  -----------

                        LEGAL DESCRIPTION OF THE PROJECT
                        --------------------------------

                                  EXHIBIT "B"
                                  -----------


                                   FLOOR PLAN
                                   ----------

                                  EXHIBIT "C"
                                  -----------

                        MEMORANDUM OF COMMENCEMENT DATE
                        -------------------------------


     THIS MEMORANDUM OF COMMENCEMENT DATE is entered into this ___ day of December, 1997 by SEOC I LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and CBT SYSTEMS USA, LTD., a Delaware corporation ("Tenant").
----------                                                        ------

                                    RECITALS
                                    --------

     A. Landlord and Tenant have previously executed that certain Office Lease dated December ____, 1997 ("Lease"), pursuant to which Tenant has leased from
                            -----
Landlord certain premises more particularly described therein.

     B.   Pursuant to the provisions of Article 34 of the Lease, Landlord and
                                        ----------
Tenant have agreed to execute this Memorandum of Commencement Date to specify the Commencement Date of the Lease Term.

     NOW, THEREFORE, in consideration of the foregoing recitals, the execution and delivery of the Lease and other good and valuable considerations, the receipt, sufficiency and validity which is hereby acknowledged, Landlord and Tenant agree as follows:

     1.   Commencement Date.  The Commencement Date is ______________________,
          -----------------
and the expiration date of the Lease is ________________________________.

     2.   Definitions.  Capitalized terms used in this Memorandum of
          -----------
Commencement Date without definition shall have the meanings assigned to such terms in the Lease, unless the context requires otherwise.

     3.   Full Force and Effect.  Except as specifically modified by this
          ---------------------
Memorandum of Commencement Date, the Lease remains in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Commencement Date as of the date and year first above written.


TENANT:                                 LANDLORD:

CBT SYSTEMS USA, LTD., a Delaware       SEOC I LIMITED PARTNERSHIP, an
corporation                             Arizona limited partnership

                                        By: Cavan Investments, Ltd., an
                                            Arizona corporation, its General
By:                                         Partner
   -----------------------------
Name:
     ---------------------------
Its:
    ----------------------------
                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Its:
                                            ----------------------------

                                  EXHIBIT "D"
                                  -----------

                        RESERVED COVERED PARKING LICENSE
                        --------------------------------


     THIS RESERVED COVERED PARKING LICENSE (this "License") is made as of the
                                                  -------
____ day of December, 1997, between SEOC I LIMITED PARTNERSHIP, an Arizona limited partnership ("Licensor"), and CBT SYSTEMS USA, LTD., a Delaware
                      --------
corporation ("Licensee"), whose address is 1005 Hamilton Court, Menlo Park,
              --------
California 94025.

     1.   LICENSE.  Licensor hereby grants Licensee a license to use
          -------
________________ (____) reserved covered parking spaces (the "Spaces") in the
                                                              ------
parking accommodations (the "Parking Accommodations") of the project (the
                             ----------------------
"Project") located at 16100 North Greenway-Hayden Loop, Scottsdale, Arizona
--------
85260, as cross-hatched on the site plan attached hereto as Exhibit "A", for a
                                                            -----------
term the same as the term of the Lease referred to in Paragraph 2 hereof.  Each
                                                      -----------
Space shall be used solely for the parking of one automobile therein by Licensee in accordance with the terms of this License.

     2.   THE LEASE.  Anything herein to the contrary notwithstanding, this
          ---------
License shall terminate no later than the date of termination of the Lease (the "Lease") between Licensor, as Landlord, and Licensee, as Tenant, for space in
 -----
the Project of even date herewith, whether such termination occurs at the end of the scheduled Lease term or prior thereto. A breach of this License by Tenant shall be deemed a breach of the Lease by Tenant and after notice given in accordance with the terms of the Lease and the failure of Tenant to cure within fifteen (15) days of such notice, Landlord shall have all remedies available herein, under the Lease, and at law or in equity. In the event the term of the Lease is extended, the term of this License shall also be extended to correspond with the Lease Term.

     3.   MONTHLY FEE.  Licensee agrees to pay as a monthly fee for this License
          -----------
Licensor's current fee for each Space licensed, payable on or before the first day of each month in advance. The monthly fee which Licensee shall pay is $25.00 per space.

     4.   DESIGNATION OF SPACES.  This License is for ______________ (____)
          ---------------------
reserved covered parking Spaces in the area of the Parking Accommodations cross-hatched on Exhibit "B" attached hereto, which area may be redesignated from time
           -----------
to time by Licensor. The initial Spaces designated for Licensee are cross-hatched on Exhibit "B" attached hereto.
           -----------

     5.   DESIGNATION OF AUTOMOBILE.  Only vehicles designated by Licensee to
          -------------------------
Licensor may be parked or stored in the Spaces, provided, however, that Licensee may change its automobile designations at any time upon written notice to Licensor or for temporary use upon notification given to the garage attendant, if any. No more than one (1) automobile per Space licensed hereunder shall be parked or stored under Licensee's rights hereunder at any one time.

     6.   NO ADDITIONAL SERVICES.  This License is for self-service storage or
          ----------------------
parking only and does not include the rights to any additional services, which services may be made available by Licensor from time to time at an additional charge.

     7.   INDEMNITY.  Licensor and its agents and employees shall not be liable
          ---------
for loss or damage to any vehicle parked or stored by Licensee or under Licensee's rights herein and/or to the contents thereof caused by fire, theft, vandalism, collision, explosion, earthquake, storms, natural disasters, strikes, riots or by any other causes, unless caused by the gross negligence or willful misconduct of Licensor or its agents, employees or contractors, or Licensor's breach of this License, and Licensee (a) waives and agrees to hold Licensor harmless from any claim against Licensor, its agents and employees for and in respect thereto, and (b) hereby agrees to indemnify and defend Licensor, its agents and employees against all claims for any damage to any such vehicle or its contents from any cause whatsoever, unless caused by the gross negligence or willful misconduct of Licensor, or its agents, employees or contractors, or Licensor's breach of this License.

     8.   RELATIONSHIP OF PARTIES.  The relationship between Licensor and
          -----------------------
Licensee constitutes a license to use the Parking Accommodations subject to the terms and conditions of this License only and neither such relationship nor the storage or parking of any automobile thereunder shall constitute a bailment nor create the relationship of bailor and bailee.

     9.   NOTICES.  All notices hereunder shall be given in accordance with the
          -------
terms of the Lease.

     10.  SUBORDINATION AND ATTORNMENT.  This License shall be subject and
          ----------------------------
subordinate to any mortgage, deed of trust or ground lease now or hereafter placed on the Project, or any portion thereof, and to replacements, renewals and extensions thereof, and Licensee, upon request by Licensor, shall execute instruments (in form satisfactory to Licensor) acknowledging such subordination.

     11.  NO WASTE.  Licensee covenants not to cause any waste or damage or
          --------
disfigurement or injury to the Project.

     12.  CLOSURE OF FACILITY.  Licensor shall have the right to close any
          -------------------
portion of the Parking Accommodations and deny access thereto in connection with any repairs or in an emergency, as it may require, without liability, cost or abatement of fee.

     13.  RULES.  Licensee shall perform, observe and comply with such rules of
          -----
the Project as may be reasonably adopted by Licensor in respect of the use and operation of said Parking Accommodations.

     14.  REGULATIONS.  Licensee shall, when using the Parking Accommodations,
          -----------
observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between designated lines. Licensor reserves the right to tow away, or otherwise impound, at the expense of the owner or operator, any vehicle which is improperly parked or parked in a no parking zone. No overnight parking shall be allowed in the Parking Accommodations.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.


LICENSOR:                               LICENSEE:

SEOC I LIMITED PARTNERSHIP, an          CBT SYSTEMS USA, LTD., a Delaware
Arizona limited partnership             corporation

By:  Cavan Investments, Ltd., an
     Arizona corporation, its General
     Partner
                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Its:
                                            ------------------------------
     By:
        -------------------------------
     Name:
          -----------------------------
     Its:
         ------------------------------

                                  EXHIBIT "E"
                                  -----------

                                   RESERVED
                                   --------

                                  EXHIBIT "F"
                                  -----------

                           UNRESERVED PARKING LICENSE
                           --------------------------


     THIS UNRESERVED PARKING LICENSE (this "License") is made as of the ____ day
                                            -------
of December, 1997, between SEOC I LIMITED PARTNERSHIP, an Arizona limited partnership ("Licensor"), and CBT SYSTEMS USA, LTD., a Delaware corporation
              --------
("Licensee"), whose address is 1005 Hamilton Court, Menlo Park, California
----------
94025.

     1.   LICENSE.  Licensor hereby grants Licensee a license to use ___________
          -------
(____) unreserved uncovered parking spaces (the "Spaces") in the parking
                                                 ------
accommodations (the "Parking Accommodations") of the project (the "Project")
                     ----------------------                        -------
located at 16100 North Greenway-Hayden Loop, Scottsdale, Arizona 85260, as cross-hatched on the site plan attached hereto as Exhibit "A", for a term the
                                                  -----------
same as the term of the Lease referred to in Paragraph 2 hereof.  Each Space
                                             -----------
shall be used solely for the parking of one automobile therein by Licensee in accordance with the terms of this License.

     2.   THE LEASE.  Anything herein to the contrary notwithstanding, this
          ---------
License shall terminate no later than the date of termination of the Lease (the "Lease") between Licensor, as Landlord, and Licensee, as Tenant, for space in
 -----
the Project of even date herewith, whether such termination occurs at the end of the scheduled Lease term or prior thereto. A breach of this License by Tenant shall be deemed a breach of the Lease by Tenant and after notice given in accordance with the terms of the Lease and the failure of Tenant to cure within the applicable period under the Lease after such notice, Landlord shall have all remedies available herein, under the Lease, and at law or in equity. In the event the term of the Lease is extended, the term of this License shall also be extended to correspond with the Lease Term.

     3.   MONTHLY FEE.  No charge.
          -----------

     4.   DESIGNATION OF SPACES.  This License is for ______________ (____)
          ---------------------
unreserved uncovered parking Spaces in the area of the Parking Accommodations cross-hatched on Exhibit "B" attached hereto; provided, however, Licensor may
                 -----------
designate specific Spaces in such location.

     5.   DESIGNATION OF AUTOMOBILE.  Only vehicles designated by Licensee to
          -------------------------
Licensor may be parked or stored in the Spaces, provided, however, that Licensee may change its automobile designations at any time upon written notice to Licensor or for temporary use upon notification given to the garage attendant, if any. No more than one (1) automobile per Space licensed hereunder shall be parked or stored under Licensee's rights hereunder at any one time.

     6.   NO ADDITIONAL SERVICES.  This License is for self-service storage or
          ----------------------
parking only and does not include the rights to any additional services, which services may be made available by Licensor from time to time at an additional charge.

     7.   INDEMNITY.  Licensor and its agents and employees shall not be liable
          ---------
for loss or damage to any vehicle parked or stored by Licensee or under Licensee's rights herein and/or to the contents thereof caused by fire, theft, vandalism, collision, explosion, earthquake, storms, natural disasters, strikes, riots or by any other causes, unless caused by the negligence or willful misconduct of Licensor or its agents, employees or contractors, or Licensor's breach of this License, and Licensee (a) waives and agrees to hold Licensor harmless from any claim against Licensor, its agents and employees for and in respect thereto, and (b) hereby agrees to indemnify and defend Licensor, its agents and employees against all claims for any damage to any such vehicle or its contents from any cause whatsoever, unless caused by the negligence or willful misconduct of Licensor, or its agents, employees or contractors, or Licensor's breach of this License.

     8.   RELATIONSHIP OF PARTIES.  The relationship between Licensor and
          -----------------------
Licensee constitutes a license to use the Parking Accommodations subject to the terms and conditions of this License only and neither such relationship nor the storage or parking of any automobile thereunder shall constitute a bailment nor create the relationship of bailor and bailee.

     9.   NOTICES.  All notices hereunder shall be given in accordance with the
          -------
terms of the Lease.

     10.  SUBORDINATION AND ATTORNMENT.  This License shall be subject and
          ----------------------------
subordinate to any mortgage, deed of trust or ground lease now or hereafter placed on the Project, or any portion thereof, and to replacements, renewals and extensions thereof, and Licensee, upon request by Licensor, shall execute instruments (in form satisfactory to Licensor) acknowledging such subordination.

     11.  NO WASTE.  Licensee covenants not to cause any waste or damage or
          --------
disfigurement or injury to the Project.

     12.  CLOSURE OF FACILITY.  Licensor shall have the right to close any
          -------------------
portion of the Parking Accommodations and deny access thereto in connection with any repairs or in an emergency, as it may require, without liability, cost or abatement of fee.

     13.  RULES.  Licensee shall perform, observe and comply with such rules of
          -----
the Project as may be reasonably adopted by Licensor in respect of the use and operation of said Parking Accommodations.

     14.  REGULATIONS.  Licensee shall, when using the Parking Accommodations,
          -----------
observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between designated lines. Licensor reserves the right to tow away, or otherwise impound, at the expense of the owner or operator, any vehicle which is improperly parked or parked in a no parking zone. No overnight parking shall be allowed in the Parking Accommodations.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.


LICENSOR:                               LICENSEE:

SEOC I LIMITED PARTNERSHIP, an          CBT SYSTEMS USA, LTD., a Delaware
Arizona limited partnership             corporation

By:  Cavan Investments, Ltd., an
     Arizona corporation, its General
     Partner
                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Its:
                                            --------------------------

     By:
        ---------------------------
     Name:
          -------------------------
     Its:
         --------------------------

                                  EXHIBIT "G"
                                  -----------

                                  WORK LETTER
                                  -----------


     In order to induce Tenant to enter into the Lease (which is incorporated herein by reference to the extent that the provisions of this Work Letter may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

     1.   COMPLETION SCHEDULE.  Attached to this Work Letter is a schedule (the
          -------------------
"Work Schedule") setting forth the time table for the planning and completion of
 -------------
the installation of the tenant improvements to be constructed in the Leased Premises (the "Tenant Improvements"). The Work Schedule sets forth each of the
               -------------------
various items of work to be done in connection with the completion of the Tenant Improvements and shall become the basis for completing the Tenant Improvements. Landlord and Tenant acknowledge and agree that time is of the essence with respect to their respective obligations as set forth in this Work Letter.

     2.   TENANT IMPROVEMENTS.  The Tenant Improvements shall include the work
          -------------------
described on Annex I to this Exhibit "G", which work shall be done in the Leased
             -------         -----------
Premises pursuant to the Tenant Improvements Plans described in Paragraph 3
                                                                -----------
below. Landlord hereby approves of Tenant's construction of the improvements described in Annex I.
             -------

     3.   TENANT IMPROVEMENT PLANS.  Tenant has selected and Landlord has
          ------------------------
approved McCarthy Nordberg as Tenant's architect. Tenant's architect shall prepare space plans and final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications are referred to in this Work Letter as the "Tenant Improvement Plans." Landlord and Tenant have
                         ------------------------
approved Jokake as Landlord's contractor ("Contractor").
                                           ----------

     4.   PREPARATION OF TENANT IMPROVEMENT PLANS AND FINAL PRICING.  After the
          ---------------------------------------------------------
preparation of the space plan and after Tenant's approval thereof in accordance with the Work Schedule, Tenant shall cause its architect to prepare and submit to Landlord for its reasonable approval the Tenant Improvement Plans. Promptly after the approval of the Tenant Improvement Plans by Landlord and Tenant in accordance with the Work Schedule, the Tenant Improvement Plans shall be submitted by Landlord to the appropriate governmental body for plan checking and building permits. Tenant shall cause to be made such changes in the Tenant Improvement Plans necessary to obtain required permits. Tenant acknowledges that after final approval of the Tenant Improvement Plans, no further changes to the Tenant Improvement Plans may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld but may be conditioned on the agreement by Tenant to pay all additional costs and expenses resulting from such requested changes that exceed the Allowance (defined below).

     5.   CONSTRUCTION OF TENANT IMPROVEMENTS.  After the Tenant Improvement
          -----------------------------------
Plans have been prepared and approved, and building permits for the Tenant Improvements have been issued, Landlord shall enter into a construction contract with its contractor for the installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. The Tenant Improvements shall be constructed in a good, workmanlike and lien free manner, and in conformance with applicable building codes. Landlord shall supervise the completion of the Tenant Improvements at no charge to Tenant. Landlord shall cause the Tenant Improvements to be completed in accordance with the Work Schedule. The cost of the Tenant Improvements shall be paid as provided in Paragraph 6 below.
                                                     -----------
Landlord shall cause to be prepared and delivered to Tenant, as quickly as possible upon Landlord's approval of the Tenant Improvement Plans, an estimate of the total cost for the Tenant Improvements ("Cost Estimate"). Within ten
                                                -------------
(10) days after receipt thereof, at its election (i) Tenant may approve the Cost Estimate, or (ii) Tenant may make changes to the Tenant Improvement Plans that are necessary, in Tenant's opinion, to reduce costs. Notwithstanding anything to the contrary herein, Landlord shall not unreasonably withhold its approval of the Tenant Improvement Plans or changes to the Tenant Improvement Plans, and Landlord and Tenant shall confer and negotiate in good faith to reach agreement upon the Tenant Improvement Plans, modifications to the Tenant Improvement Plans, and the Cost Estimate as a consequence of such modifications. The Tenant Improvement Plans shall be bid by the Contractor to at least three (3) mutually approved subcontractors, if requested by Tenant. Landlord and Tenant shall have the right to receive the bids and Landlord agrees to permit Tenant to assist in negotiating subcontractor fees and bid costs for labor and materials and to designate the lowest bidding subcontractor to be selected. Tenant shall have the right to reasonably approve the contract between Landlord and Contractor and to have copies of all contracts between the Contractor and the subcontracts.
The construction agreement between Landlord and Contractor shall provide that Contractor shall (a) provide and pay for all labor, materials, equipment, tools, construction equipment and machinery, water, heat and utilities, transportation and other facilities and services necessary for proper execution and completion of the Tenant Improvements; (b) supervise and direct the construction of the Tenant Improvements using contractor's best skills and attention and be fully responsible for and have control over construction means, methods, techniques, sequences and procedures for coordinating all portions of the work under the contract; (c) review, approve and submit to Tenant's architect shop drawings, product data, samples and submittals required by the contract documents with promptness and in sequence as to cause no delay in the construction schedule; (d) take appropriate field measurements and verify field conditions before commencing construction of Tenant Improvements; and (e) take reasonable precautions for safety and provide reasonable protection to prevent damage, injury or loss.

     6.   PAYMENT OF THE COST OF THE TENANT IMPROVEMENTS.
          ----------------------------------------------

          a.   TENANT IMPROVEMENT ALLOWANCE.  Landlord hereby grants to Tenant a
               ----------------------------
Tenant Improvement allowance (the "Allowance") based upon a calculation of Twenty Five and No/100 Dollars ($25.00) per usable square foot of the Leased Premises. Landlord and Tenant agree that the usable square footage of the Leased Premises is twenty five thousand five hundred seventy one (25,571) usable square feet. The Allowance shall be used only for:

               (i) Payment of the cost preparing the space plan and the final working drawings and specifications, including mechanical, electrical and structural drawings and of all other aspects of the Tenant Improvement Plans, including the charges of Tenant's space planner and architect, design consultant and project manager.

               (ii) The payment of permit and license fees relating to construction of the Tenant Improvements; and

               (iii) Construction of the Tenant Improvements, including without limitation the following:

                        (1) Installation within the Leased Premises of all partitioning, doors, floor coverings, finishes, ceilings, wall coverings and paintings, millwork and similar items;

                        (2) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Leased Premises;

                        (3) The furnishing and installation of all duct work, terminal boxes, defusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Leased Premises.

                        (4) Any additional Tenant requirements including, but not limited to odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

                        (5) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Leased Premises; and

                        (6) All plumbing, fixtures, pipes and accessories to be installed within the Leased Premises;

                        (7) All monument and directory signage; and

                        (8) All computer, data and voice cabling.

Notwithstanding the foregoing, the cost of the Tenant Improvements shall not include (and Tenant shall have no responsibility for and the Allowance shall not be used for) the following: (a) costs of improvements which are not shown on or described in the Tenant Improvement Plans unless otherwise approved by Tenant;
(b) costs incurred to remove Hazardous Materials from the Leased Premises or the surrounding area; (c) attorneys' fees incurred in connection with negotiation of construction contracts, and attorneys' fees, experts' fees and other costs in connection with disputes with third parties; (d) interest and other costs of financing construction costs; (e) costs incurred as a consequence of delay (except for Tenant Delay and Force Majeure), construction defects or default by a contractor; (f) costs recoverable by landlord upon account of warranties and insurance; (g) restoration costs in excess of insurance proceeds as a consequence of casualties; (h) penalties and late charges attributable to Landlord's failure to pay construction costs; (i) costs to bring the Leased Premises into compliance with applicable laws and restrictions, including, without limitation, the Americans With Disabilities Act and environmental laws beyond those required due to the nature of the Tenant Improvement Plans; (j) wages, labor and overhead for overtime and premium time unless part of the contract or authorized by Tenant; (k) offsite management or other general overhead costs incurred by Landlord; (l) construction management, profit and overhead charges of Landlord; and (m) costs in excess of the approved Cost Estimate unless such costs are approved or caused by changes requested by Tenant.

          b.   ADDITIONAL COSTS.  The cost of each of the items set forth in
               ----------------
Paragraph 6(a) above shall be charged against the Allowance.  In the event the
--------------
cost of installing the Tenant Improvements, as established by the mutually approved pricing schedule, shall exceed the Allowance, or in the event any of the Tenant Improvements are not to be paid for from the Allowance, the excess shall be paid by Tenant within thirty (30) days after the Commencement Date.

          c.   CHANGES TO TENANT IMPROVEMENT PLANS.  In the event that Tenant
               -----------------------------------
shall request any changes or substitutions to the Tenant Improvement Plans, after the Tenant Improvement Plans have been prepared and the final pricing established by Landlord and Tenant, any additional costs attributable thereto shall be paid by Tenant to Landlord prior to the commencement of the work represented by such changes, unless covered under the Allowance.

          d.   UNUSED ALLOWANCE.  Any unused part of the Allowance shall be
               ----------------
credited toward the first payments due from Tenant for the Annual Basic Rent and Additional Rent.

     7.   EARLY ENTRY.  Landlord shall permit Tenant and Tenant's agents to
          -----------
enter the Leased Premises prior to the Commencement Date in order that Tenant may do such work as may be required by Tenant to make the Leased Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to the Commencement Date, such permission is conditioned upon Tenant and its agents, contractors, employees and invitees working in harmony and not interfering with Landlord and its agents, contractors and employees in the installation of the Tenant Improvements or in the performance of work for other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours notice to Tenant. Any entry into the Leased Premises by Tenant prior to the Commencement Date shall be subject to all of the terms, covenants, conditions and provisions of the Lease, other than with respect to Tenant's obligation to pay Annual Basic Rent or Additional Rent. Tenant acknowledges and agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to Tenant, its agents, contractors and employees or to Tenant's work and installations made in the Leased Premises or to property placed therein prior to the Commencement Date, all of the same being at Tenant's sole risk, provided, however, that Landlord shall be liable to Tenant for the negligence of Landlord, its agents, contractors and employees.

     8.   SUBSTANTIAL COMPLETION.  As soon as the Tenant Improvements are
          ----------------------
Substantially Complete, Landlord shall deliver possession of the Leased Premises to Tenant. "Substantial Completion" shall mean the date when (a) the Tenant
             ----------------------
Improvements are completed and available for Tenant's occupancy in broom clean condition subject only to completion of punch list items, (b) a Certificate of Occupancy for permanent occupancy or its equivalent has been issued by the City or other applicable government agency for the Leased Premises for the permitted use, (c) all Building systems (including, but not limited to, electrical, plumbing, heat, air conditioning systems and their distribution into the Leased Premises) are operational to the extent necessary to service the Leased Premises, (d) Tenant has been provided with the number of parking spaces to which it is entitled under the parking licenses attached to the Lease as

Exhibits "D" and "F", and (e) Tenant has been provided a nondisturbance
--------------------
agreement as provided under the Lease.

     9.   TENANT DELAY.  As used in the Lease, a "Tenant Delay" shall mean any
          ------------                            ------------
delay by Tenant which affects the construction schedule set forth herein, provided that (a) Tenant shall be allowed to review the Contractor's schedule and reasonably approve it, (b) such delays are not beyond Tenant's control (i.e., Force Majeure and Landlord delays), and (c) Tenant is provided three (3) business days prior written notice that it is in danger of causing delay (in which event Tenant may elect to incur premium costs to the extent required and/or available to prevent or minimize a Tenant Delay). Claims of delay or otherwise by either party shall be made within seven (7) business days after the occurrence of the event giving rise to such claims.

     10.  ASSIGNMENT OF WARRANTIES.  Landlord shall assign to Tenant the non-
          ------------------------
exclusive right to enforce any and all warranties which Landlord may receive from any contractor, supplier or other person or entity involved with construction of the Tenant Improvements, which assignment shall continue until the expiration or sooner termination of the Lease or the expiration of the warranty, whichever occurs first.

     11.  CONSTRUCTION OF TENANT IMPROVEMENTS.  Notwithstanding anything to the
          -----------------------------------
contrary in the Lease, effective upon delivery of the Leased Premises to Tenant, Landlord does hereby warrant that, to the best of its knowledge, (a) the construction of the Tenant Improvements was performed in accordance with all rules, regulations, codes, statutes, ordinances, and laws of all governmental and quasi-governmental authorities, in accordance with the Tenant Improvement Plans, and in a good and workmanlike manner, (b) all material and equipment installed therein substantially conformed to the Tenant Improvement Plans and was new and otherwise of good quality, provided, however, if certain materials specified in the Tenant Improvement Plans are not available, Landlord may substitute for such materials, materials of equal quality, subject to Tenant's prior written approval, (c) all building systems are in good working order; (d) the roof is in good condition; and (e) the Leased Premises are (and will be) vacant and will after completion of the Tenant Improvements be in the condition required by this Lease.

     12.  PUNCH LIST PROCEDURE.  Not later than the day prior to the
          --------------------
Commencement Date, Tenant shall prepare a list (the "Punch List") of any
                                                     ----------
deficiencies or incompleted work regarding any Tenant Improvements. Provided that such items are Landlord's responsibility pursuant to the Tenant Improvement Plans, subject to Force Majeure, Landlord shall correct such deficiencies or incompleted work within a reasonable period of time, but in no event later than thirty (30) days after receipt of the Punch List, after which Landlord shall have no further obligation to alter, change, decorate or improve the Leased Premises, except as provided in the Lease, whether to adapt the same for the use for which it is leased or for any other purpose. The existence of such deficiencies or incompleted work shall not effect Tenant's obligation to accept the Leased Premises as otherwise required hereunder.

                                    ANNEX I
                                    -------
                                      TO
                                      --
                                  EXHIBIT "G"
                                  -----------


                              TENANT IMPROVEMENTS
                              -------------------


                                   ANNEX I-1

                                  EXHIBIT "H"
                                  -----------

                             RULES AND REGULATIONS
                             ---------------------


     1. Unless otherwise specifically defined herein, all capitalized terms in these Rules and Regulations shall have the meaning set forth in the Lease to which these Rules and Regulations are attached.

     2. The sidewalks, driveways, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building and the Project shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant.

     3. No awnings or other projection shall be attached to the outside walls or windows of the Building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, without the prior written consent of Landlord. All electrical fixtures hung in any premises demised to any tenant or occupant must be of a type, quality, design, color, size and general appearance approved by Landlord.

     4. No tenant shall place objects against glass partitions, doors or windows which would be in sight from the Building corridors or from the exterior of the Building and such tenant will promptly remove any such objects when requested to do so by Landlord.

     5. The windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

     6. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building or the other buildings in the Project, nor placed in the halls, corridors, walkways, landscaped areas, vestibules or other public parts of the Building or the Project.

     7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein.

     8. Other than for the purpose of normal office decorations, no tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Project, the Building or the premises demised to such tenant or occupant. No boring, cutting or strings of wires shall be permitted, except with the prior consent of Landlord, and as Landlord may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner approved by Landlord.

     9. Any carpeting cemented down by a tenant shall be installed with a releasable adhesive. In the event of a violation of the foregoing by a tenant, Landlord may charge the expense incurred in such removal to such tenant.

     10. No bicycles, vehicles or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the premises demised to any tenant. No cooking shall be done or permitted in the Building by any tenant without the written approval of Landlord other than the preparation of beverages, microwave oven use and vending machines. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

     11. Except as permitted under the Lease, no space in the Building or the Project shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

     12. No tenant shall make, or permit to be made, any unseemly or disturbing noises or vibrations or disturb or interfere with other tenants or occupants of the Building, the Project or neighboring buildings or premises whether by the use of any musical instrument, radio, television set broadcasting equipment or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors.

     13. No additional locks or bolts of any kind shall be placed upon any of the doors, nor shall any changes be made in locks or the mechanism thereof without the prior consent of Landlord, which shall not be unreasonably withheld. Each tenant must, upon the termination of its tenancy, return to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant.

     14. All removals from the Building, or the carrying in or out of the Building or from the premised demised to any tenant, of any safes, freight, furniture or bulky matter of any description must take place at such time and in such manner as Landlord or its agents may determine, from time to time.
Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Rules and Regulations or the provisions of such tenant's lease.

     15. No tenant or occupant shall engage or pay any employees in the Building or the Project, except those actually working for such tenant or occupant in the Building or the Project, nor advertise for day laborers giving an address at the Building or the Project.

     16. No tenant or occupant shall purchase lighting maintenance, cleaning towels or other like service, from any company or person not reasonably approved in writing by Landlord.

     17. Landlord shall have the right to prohibit any advertising by any tenant or occupant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or the Project or its desirability as a building for offices, and upon notice from Landlord, such tenant or occupant shall refrain from or discontinue such advertising.

     18. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and all electrical equipment and lighting fixtures are turned off. Corridor doors, when not in use, shall be kept closed.

     19. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

     20. No premises shall be used, or permitted to be used for lodging or sleeping, or for any immoral or illegal purposes.

     21. The requirements of tenants will be attended to only upon application at the management office of Landlord. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, and work outside of their regular duties, unless under specific instructions from the office of Landlord.

     22. Canvassing, soliciting and peddling in the Building or the Project are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

     23. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may require.

     24. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved in writing by Landlord.

     25. No premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

     26.  No tenant shall clean any window of the Building from the outside.

     27. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Landlord. If any such matter requires special handling, only a qualified person shall be employed to perform such special handling. No tenant shall place or permit to be placed, on any part of the floor or floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of safes and other heavy objects, which must be placed so as to distribute the weight.

     28. With respect to work being performed by a tenant in its premises with the approval of Landlord, the tenant shall refer all contractors, contractors' representatives and installation technicians to Landlord for its supervision, approval and control prior to the performance of any work or services. This provision shall apply to all work performed in the Building and the Project including installation of telephones, telegraph equipment, electrical devices and attachments, and installations of every nature affecting floors, walls, woodwork, trim, ceilings, equipment and any other physical portion of the Building and the Project. Such supervision shall be without charge to Tenant.

     29. Landlord shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from the premises of tenants or public rooms whether or not such loss occurs when the Building or the premises are locked against entry.

     30. Landlord may permit entrance to the premises of tenants by use of pass keys controlled by Landlord employees, contractors, or service personnel directly supervised by Landlord and employees of the United States Postal Service.

     31. Each tenant and all of tenant's representatives, shall observe and comply with the directional and parking signs on the property surrounding the Building, and Landlord shall not be responsible for any damage to any vehicle towed because of non-compliance with parking regulations.

     32. No tenant shall install any radio, telephone, television, microwave or satellite antenna, loudspeaker, music system or other device on the roof or exterior walls of the Building or on common walls with adjacent tenants or in the Project Common Areas.

     33. Each tenant shall store all trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles in the Building or the Project unless such material may be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage and will not result in a violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     34. Each tenant shall give prompt notice to landlord of any accidents to or defects of which Tenant has actual notice in plumbing, electrical or heating apparatus so that same may be attended to properly.

     35. Landlord reserves the right to restrict access to and from the Building between the hours of 6:00 P.M. and 7:00 A.M. on business days, 12:00 P.M. to 8:00 A.M. on Saturdays, and at all hours on Sundays and holidays. Notwithstanding the foregoing, Tenant and its employees shall have access to the Premises 24 hours per day all year.

     36. All tenant and Tenants; servants, employees, agents, visitors, invitees and licensees shall observe faithfully and comply strictly with the foregoing Rules and Regulations and such other and further appropriate Rules and Regulations as Landlord or Landlord's agent from time to time adopt.

     37. Landlord shall furnish each tenant, at Landlord's expense, with ________ (____) keys to unlock the entry level doors and _________ (____) keys to unlock each corridor door entry to each tenant's premises and, at such tenant's expense, with such additional keys as such tenant may request. No tenant shall install or permit to be installed any additional lock on any door into or inside of the premises demised to that tenant or make or permit to be made any duplicate of keys to the entry level doors or the doors to such premises. Landlord shall be entitled at all times to possession of a duplicate of all keys to all doors into or inside of the premises demised to tenants of the Building. All keys shall remain the property of Landlord. Upon the expiration of the Lease Term, each tenant shall surrender all such keys to Landlord and shall deliver to Landlord the combination to all locks on all safes, cabinets and vaults which will remain in the premises demised to that tenant. Landlord shall be entitled to install, operate and maintain security systems in or about the Project which monitor, by computer, close circuit television or otherwise, persons entering or leaving the Project, the Building. For the purposes of this rule the term "keys" shall mean traditional metallic
                                        ----
keys, plastic or other key cards and other lock opening devices.

     38. Each person using the Parking Accommodations or other areas designated by Landlord where parking will be permitted shall comply with all Rules and Regulations adopted by Landlord with respect to the Parking Accommodations or other areas, including any employee or visitor parking restrictions, and any sticker or other identification system established by Landlord. Landlord may refuse to permit any person who violates any parking rule or regulation to park in the Parking Accommodations or other areas, and may remove any vehicle which is parked in the Parking Accommodations or other areas in violation of the parking Rules and Regulations. The Rules and Regulations applicable to the Parking Accommodations and the outside parking areas are as follows:

          (a) The maximum speed limit within the Parking Accommodations shall be 5 miles per hour, the maximum speed limit in other parking areas shall be 15 miles per hour.

          (b)  All directional signs and arrows must be strictly observed.

          (c)  All vehicles must be parked entirely within painted stall lines.

          (d)  No vehicle may be parked (i) in an area not striped for parking,
               (ii) in a space which has been reserved for visitors or for another person or firm, (iii) in an aisle or on a ramp, (iv) where a "no parking" sign is posted or which has otherwise designated as a no parking area, (v) in a cross hatched area,
               (vi) in an area bearing a "handicapped parking only" or similar designation unless the vehicle bears an appropriate handicapped designation, (vii) in an area bearing a "loading zone" or similar designation unless the vehicle is then engaged in a loading or unloading function and (viii) in an area with a posted height limitation if the vehicle exceeds the limitation.

          (e) Parking passes, stickers or other identification devices that may be supplied by Landlord shall remain the property of Landlord and shall not be transferable. A replacement charge determined by Landlord will be payable by each tenant for loss of any magnetic parking card or parking pass or sticker.

          (f) Garage managers or attendants shall not be authorized to make or allow any exceptions to these Rules and Regulations.

          (g) Each operator shall be required to park and lock his or her own vehicle, shall use the Parking Facilities at his or her own risk and shall bear full responsibility for all damage to or loss of his or her vehicle, and for all injury to persons and damage to property caused by his or her operation of the vehicle.

          (h) Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is inappropriately parked or parked in violation of these Rules and Regulations.

     39. Landlord reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of the Building Rules and Regulations when it is deemed necessary, desirable or proper, in Landlord's judgment for its best interest or of the best of the tenants of the Project. In the event of a contradiction between the Lease and these Rules and Regulations, the terms of the Lease shall govern.

     40. No smoking is permitted within the premises or in the Building pursuant to Scottsdale Revised Code, (S) 19-16, Smoking Pollution Control Ordinance.

     Tenant hereby acknowledges receipt of the Building Rules and Regulations.

                              TENANT:

                              CBT SYSTEMS USA, LTD., a Delaware corporation



                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Its:
                                  ---------------------------------
                              Date:
                                   --------------------------------

                                  EXHIBIT "I"
                                  -----------

                             LOADING ZONE SITE PLAN
                             ----------------------




                                      I-1